UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07171

Name of Fund: BlackRock Global SmallCap Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock
Global SmallCap Fund, Inc., 40 East 52nd Street, New York, NY 10022.

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2009

Date of reporting period: 06/30/2009

Item 1 – Report to Stockholders

BlackRock EuroFund

BlackRock Global SmallCap Fund, Inc.

BlackRock International Value Fund

OF BLACKROCK INTERNATIONAL VALUE TRUST

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

Dear Shareholder

The past 12 months reveal two distinct market backdrops — one of investor pessimism and decided weakness, and another of optimism and nascent signs of recovery. The first half of the year was characterized by the former, as the global financial crisis erupted into the worst recession in decades. Daily head-

lines recounted universal macroeconomic deterioration, financial sector casualties, volatile swings in global equity markets, and unprecedented government intervention that included widespread (and globally coordinated) monetary and quantitative easing by central banks and large-scale fiscal stimuli. Sentiment improved noticeably in March, however, on the back of new program announcements by the Treasury and Federal Reserve, as well as generally stronger-

than-expected economic data in a few key areas, including retail sales, business and consumer confidence, manufacturing and housing.

In this environment, US equities contended with extraordinary volatility, posting steep declines early, and then recouping those losses — and more —

between March and May. Investor enthusiasm eased off in the final month of the period, mostly as a result of profit taking and portfolio rebalancing, as opposed to a change in the economic outlook. Through June 30, stocks did quite well on a year-to-date basis, with nearly all major indices crossing into positive territory. The experience in international markets was similar to that in the United States, though performance was generally more extreme both on the decline and on the upturn. Notably, emerging markets, which lagged most developed regions through the downturn, reassumed leadership in 2009 as these areas of the globe have generally seen a stronger acceleration in economic recovery.

In fixed income markets, while a flight to quality remained a prevalent theme, relatively attractive yields and distressed valuations, alongside a more favor-

able macro environment, eventually captured investor attention, leading to a sharp recovery in non-Treasury assets. A notable example from the opposite end of the credit spectrum was the high yield sector, which has firmly outpaced all other taxable asset classes since the start of 2009. At the same time,

the municipal bond market enjoyed a strong return after the exceptional market volatility of 2008, buoyed by a combination of attractive valuations, robust retail investor demand and a slowdown in forced selling. Direct aid to state and local governments via the American Recovery and Reinvestment Act of

2009 has also lent support.

All told, results for the major benchmark indexes reflected a bifurcated market.

Total Returns as of June 30, 2009	6-month	12-month
US equities (S&P 500 Index)	3.16%	(26.21)%
Small cap US equities (Russell 2000 Index)	2.64	(25.01)
International equities (MSCI Europe, Australasia, Far East Index)	7.95	(31.35)
US Treasury securities (Merrill Lynch 10-Year US Treasury Index)	(8.74)	7.41
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	1.90	6.05
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	6.43	3.77
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	30.92	(1.91)
Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment has clearly improved since the beginning of the year, but a great deal of uncertainty and risk remain. Through periods of market turbu-

lence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional insight and timely “food for thought,” we invite you to visit our award-winning Shareholder® magazine, now available exclusively online at www.blackrock.com/shareholdermagazine. We thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Announcement to Shareholders

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). At a special meeting held on August 6, 2009, BlackRock’s proposed purchase of

BGI was approved by an overwhelming majority of Barclays’ voting shareholders, an important step toward closing the transaction. The combination of

BlackRock and BGI will bring together market leaders in active and index strategies to create the preeminent asset management firm. The transaction is scheduled to be completed in the fourth quarter of 2009, subject to important fund shareholder and regulatory approvals.

THIS PAGE NOT PART OF YOUR FUND REPORT 3

Fund Summary as of June 30, 2009 BlackRock EuroFund

Portfolio Management Commentary

How did the Fund perform?
•The Fund’s Institutional and Investor A Shares outperformed the benchmark
MSCI Europe Index for the 12-month period, while Investor B, Investor C and Class R Shares lagged the index.

What factors influenced performance?
•Sector allocation was the main driver of performance for the year. The telecommunications sector made the largest positive contribution, as its defensive characteristics were beneficial in a volatile market environment.
Fund holding Deutsche Telekom AG was a standout performer. Elsewhere, stock selection within the materials, energy and consumer staples sectors was additive to returns. Other stocks that outperformed during the period included UK retailer NEXT Plc and Swedish white goods manufacturer
Electrolux AB, as well as investment bank Credit Suisse Group AG.

•Stocks that detracted from Fund performance over the 12 months were found mainly within the financials sector, where a number of bank holdings underperformed after the collapse of Lehman Brothers. Specifically, the
Fund’s positions in UK banks, The Royal Bank of Scotland Group Plc and
Lloyds TSB Group Plc as well as Dutch bank and insurer ING Groep NVCVA, all underperformed. Elsewhere within the Fund, stock selection in industri-
als and automobiles negatively affected performance, as did the Fund’s holding in media conglomerate Vivendi SA.

Describe recent portfolio activity.
•During the 12 months, we increased the Fund’s consumer discretionary exposure, mainly through the media sector, where we purchased Vivendi and WPP Plc, as well as more recent additions to the auto sector. We also added to financials, where valuations were attractive after the sell-off in
2008. We rotated money out of insurance and into banks, where we added to HSBC Holdings Plc, and purchased BNP Paribas SA and a basket of smaller, recovery situation companies. These additions were funded by reductions in the materials sector, where we reduced exposure to mining companies BHP Billiton Plc, Anglo American Plc and Xstrata Plc, along with a reduction in energy through the sale of Royal Dutch Shell Plc. We also reduced the Fund’s exposure to the utilities sector.

Describe Fund positioning at period end.
•At period end, we were not expressing strong sector views; however, the Fund was overweight in financials, industrials and consumer discretionary, and was underweight in materials, consumer staples and information technology.

•Overall, we remain confident in the outlook for equities, and continue to iden-
tify attractively valued investment opportunities. We believe that after a tem-
porary break, markets will respond positively to earnings improvements and economic data confirming that we are through the worst of the recession.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Percent of
Long-Term
Ten Largest Holdings	Investments
BP Plc	5%
Nestle SA Registered Shares	4
Banco Santander SA	4
HSBC Holdings Plc	4
Vodafone Group Plc	4
Telefonica SA	4
Roche Holding AG	4
Total SA	3
E.ON AG	3
BNP Paribas SA	3

Percent of
Long-Term
Geographic Allocation	Investments
United Kingdom	28%
France	18
Germany	17
Switzerland	10
Spain	8
Italy	5
Finland	3
Norway	2
Netherlands	2
Sweden	2
Luxembourg	2
Other[1]	3
[1] Other includes a 1% holding in each of the following countries: Belgium, Austria and Greece.

4 ANNUAL REPORT JUNE 30, 2009

BlackRock EuroFund

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
2 Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities, including common stock and convertible securities, of companies located in Europe. The Fund currently expects that a majority of the Fund’s assets will be invested in equity securities of companies in Western
European countries, but may also invest in emerging markets in Eastern European countries.
3 This unmanaged capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in devel-
oped European countries.

Performance Summary for the Period Ended June 30, 2009

				Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	6.18%	(34.12)%	N/A	2.73%	N/A	3.00%	N/A
Investor A	6.08	(34.21)	(37.67)%	2.53	1.43%	2.77	2.21%
Investor B	5.54	(34.98)	(37.60)	1.60	1.34	2.12	2.12
Investor C	5.68	(34.75)	(35.32)	1.71	1.71	1.95	1.95
Class R	5.61	(34.73)	N/A	2.09	N/A	2.54	N/A
MSCI Europe Index	7.03	(34.53)	N/A	2.31	N/A	1.30	N/A

[4] Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

		Actual			Hypothetical[6]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	January 1, 2009	June 30, 2009	During the Period[5]	January 1, 2009	June 30, 2009	During the Period[5]
Institutional	$1,000	$1,061.80	$ 5.62	$1,000	$1,019.35	$ 5.51
Investor A	$1,000	$1,060.80	$ 6.80	$1,000	$1,018.20	$ 6.66
Investor B	$1,000	$1,055.40	$13.15	$1,000	$1,012.01	$12.87
Investor C	$1,000	$1,056.80	$11.17	$1,000	$1,013.94	$10.94
Class R	$1,000	$1,056.10	$10.60	$1,000	$1,014.49	$10.39

[5] For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.10% for Institutional, 1.33% for Investor A, 2.58% for Investor B, 2.19% for
Investor C and 2.08% for Class R), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
[6] Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

ANNUAL REPORT JUNE 30, 2009 5

Fund Summary as of June 30, 2009 BlackRock Global SmallCap Fund, Inc.

Portfolio Management Commentary

How did the Fund perform?
•The Fund underperformed the benchmark MSCI World Small Cap Index for the 12-month period, but outperformed the broader MSCI World Index.

What factors influenced performance?
•Market return was the primary determinant of equity fund absolute returns during this volatile period.

•Detracting from relative performance during the 12 months was security selection in energy, health care and industrials. Particularly notable were several companies involved in coal production, as well as exploration and production companies servicing the broader energy industry. Among health care companies, several names involved in health care technology proved to be meaningful detractors. Finally, within industrials, companies in the cyclical transportation area performed poorly.

•Notable contributions to relative performance over the trailing year came from an overweight allocation in cash, and from security selection among financials. The increase in cash holdings resulted from a realization that most companies appeared unable to meet the portfolio team’s target return requirements as market conditions deteriorated. Rather than invest in the best of inferior options, the team allowed a cash balance to accu-
mulate as they awaited better opportunities. Some such opportunities were created in the form of improved valuations as stock prices declined.
Selection decisions among financials were additive, as the Fund’s holdings among non-life insurance companies and diversified financial companies outperformed the broader finance sector.

Describe recent portfolio activity.
•The 12-month period represented one of the most volatile periods in equity market history. In adjusting to the rapidly-evolving market climate, the team took steps early in the period to reduce cyclical exposure and move to a more defensive posture. To that end, we increased exposure to consumer staples and healthcare, while significantly reducing energy holdings and accumulating a considerable cash position. The process of redeploying that cash initially began around the turn of year, but then occurred more meaningfully in the later part of the second quarter of
2009. The Fund’s underweight in financials was reduced through selective additions within the sector. Additions were also made within information technology (“IT”), in order to reintroduce some cyclicality without reducing the quality of the Fund.

Describe Fund positioning at period end.
•The count of holdings remains at the high end of the Fund’s historic range
(typically 125 to 175, now about 200), reflecting a lack of clarity as to the implications for companies of continued sluggish global economic growth over the next few quarters. Fund sector positioning remains fairly neutral as well, although IT is a notable overweight and industrials and utilities are notable underweights. Cash also remains slightly higher than normal, mak-
ing up roughly 7% of the Fund. Geographically, the Fund is underweight in developed Asia and North America, and overweight in emerging markets, especially those within Asia.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Percent of
Long-Term
Ten Largest Holdings	Investments
Zoran Corp.	1%
Merit Medical Systems, Inc.	1
Cullen/Frost Bankers, Inc.	1
Ryanair Holdings Plc	1
PetroHawk Energy Corp.	1
j2 Global Communications, Inc.	1
Bonduelle SA	1
Rheinmetall AG	1
IPC The Hospitalist Co., Inc.	1
Citrix Systems, Inc.	1

Percent of
Long-Term
Geographic Allocation	Investments
United States	47%
United Kingdom	10
Japan	7
Canada	4
France	4
Germany	4
Bermuda	3
Israel	2
China	2
Hong Kong	2
Denmark	2
Other[1]	13
[1] Other includes a 1% holding in each of the following countries: India, Ireland,
Indonesia, Italy, Australia, Spain, Singapore, Norway, Cayman Islands, Switzerland,
Mexico, Philippines and Sweden.

6 ANNUAL REPORT JUNE 30, 2009

BlackRock Global SmallCap Fund, Inc.

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
2 The Fund invests primarily in a diversified portfolio of equity securities of small cap issuers located in various foreign countries and the United States.
3 This unmanaged market-capitalization weighted Index is comprised of a representative sampling of stocks of large-, medium- and small-
capitalization companies in 23 countries, including the United States.
4 This unmanaged broad-based Index is comprised of small cap companies from 23 developed markets.

Performance Summary for the Period Ended June 30, 2009

				Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	10.07%	(27.75)%	N/A	4.09%	N/A	10.13%	N/A
Investor A	9.89	(27.99)	(31.77)%	3.81	2.69%	9.84	9.25%
Investor B	9.41	(28.62)	(31.56)	2.98	2.71	9.15	9.15
Investor C	9.47	(28.58)	(29.23)	2.98	2.98	8.97	8.97
Class R	9.60	(28.37)	N/A	3.44	N/A	9.58	N/A
MSCI World Index	6.35	(29.50)	N/A	0.03	N/A	(0.84)	N/A
MSCI World Small Cap Index	14.68	(26.77)	N/A	0.68	N/A	5.35	N/A

[5] Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

		Actual			Hypothetical[7]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	January 1, 2009	June 30, 2009	During the Period[6]	January 1, 2009	June 30, 2009	During the Period[6]
Institutional	$1,000	$1,100.70	$ 6.35	$1,000	$1,018.75	$ 6.11
Investor A	$1,000	$1,098.90	$ 8.01	$1,000	$1,017.16	$ 7.70
Investor B	$1,000	$1,094.10	$12.51	$1,000	$1,012.85	$12.03
Investor C	$1,000	$1,094.70	$12.41	$1,000	$1,012.95	$11.93
Class R	$1,000	$1,096.00	$10.76	$1,000	$1,014.54	$10.34

[6] For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.22% for Institutional, 1.54% for Investor A, 2.41% for Investor B, 2.39% for
Investor C and 2.07% for Class R), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
[7] Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

ANNUAL REPORT JUNE 30, 2009 7

Fund Summary as of June 30, 2009 BlackRock International Value Fund

Portfolio Management Commentary

How did the Fund perform?
•The Fund’s Institutional and Investor A Shares outperformed the benchmark
MSCI EAFE Index for the 12-month period, while Investor B and Investor C
Shares lagged. Class R Shares performed in line with the index.

What factors influenced performance?
•Positive stock selection, together with favorable sector and country alloca-
tion, all contributed to Fund performance during the annual period. The
Fund’s emerging market exposure was a significant source of positive returns; holdings in Brazil, India and Turkey were particularly valuable.
Individual emerging markets positions that stood out during the 12 months included materials conglomerate Vale SA, mining and metallurgical com-
pany MMC Norilsk Nickel and financial firm ICICI Bank Ltd.

•On a sector basis, the financial sector made the largest positive contribution thanks to successful stock selection in the insurance and real estate industries. Likewise, good stock selection in the materials sector helped performance. Elsewhere, the Fund benefited from holding cash dur-
ing a period of significant market declines. Successful holdings in other sectors included white goods manufacturer Electrolux AB, telecommunica-
tions provider Deutsche Telekom AG and consumer cleaning products maker Kao Corp.

•On a less positive note, the healthcare and utilities sectors detracted from
Fund performance during the period due to weak stock selection. Other holdings that hampered performance included banks DnB NOR ASA, Dexia
NV/SA and Intesa Sanpaolo SpA, as well as car manufacturer Peugeot SA.

Describe recent portfolio activity.

During the 12 months, we increased the Fund’s consumer discretionary exposure, mainly through the media sector where we purchased United
Business Media Ltd., Fairfax Media Ltd. and WPP Plc. We also added to financials where valuations were attractive after the sell-off in 2008. We rotated money out of insurance and into banks, where we added to Banco
Santander SA and purchased BNP Paribas SA, as well as a basket of smaller, recovery situation companies. These additions were funded by reductions in materials holdings ArcelorMittal and Akzo Nobel NV; energy holdings Royal Dutch Shell Plc and LUKOIL; and health care holding
Novartis AG.

Emerging markets outperformed the developed world over the year, and we took profits toward the end of the period. We recycled the proceeds into
European areas where we found more attractive relative valuations.

Describe Fund positioning at period end.

At period end, we were not expressing strong sector views; however, the
Fund was overweight in consumer discretionary, telecommunications and materials, and was underweight in financials, consumer staples and infor-
mation technology. Geographically, the Fund was overweight in Asia, Japan and selected emerging markets, and it maintained an underweight alloca-
tion to Europe, largely through the United Kingdom.

Overall, we remain confident in the outlook for equities, and continue to iden-
tify attractively valued investment opportunities. We believe that after a tem-
porary break, markets will respond positively to earnings improvements and economic data confirming that we are through the worst of the recession.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Percent of
Long-Term
Ten Largest Holdings	Investments
Banco Santander SA	4%
Total SA	3
Nestle SA Registered Shares	3
Telefonica SA	3
Vodafone Group Plc	3
GDF Suez	3
BHP Billiton Ltd.	3
Sanofi-Aventis	3
Eni SpA	3
E.ON AG	2

Percent of
Long-Term
Geographic Allocation	Investments
Japan	25%
France	14
Germany	13
United Kingdom	12
Australia	7
Spain	7
Italy	5
Switzerland	3
Brazil	2
Sweden	2
Norway	2
Hong Kong	2
Taiwan	2
Other[1]	4
[1] Other includes a 1% holding in each of the following countries: Russia, Austria,
Singapore and the Cayman Islands.

8 ANNUAL REPORT JUNE 30, 2009

BlackRock International Value Fund

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
2 The Fund invests primarily in stocks of companies in developed countries located outside of the United States.
3 This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East (in US dollars).

Performance Summary for the Period Ended June 30, 2009

				Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	6.72%	(30.81)%	N/A	1.91%	N/A	3.12%	N/A
Investor A	6.51	(31.06)	(34.68)%	1.62	0.53%	2.85	2.30%
Investor B	5.85	(31.91)	(34.90)	0.68	0.40	2.13	2.13
Investor C	5.87	(31.89)	(32.56)	0.69	0.69	2.03	2.03
Class R	6.27	(31.36)	N/A	1.31	N/A	2.62	N/A
MSCI EAFE Index	7.95	(31.35)	N/A	2.31	N/A	1.18	N/A

4 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

		Actual			Hypothetical[6]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	January 1, 2009	June 30, 2009	During the Period[5]	January 1, 2009	June 30, 2009	During the Period[5]
Institutional	$1,000	$1,067.80	$5.59	$1,000	$1,019.39	$5.46
Investor A	$1,000	$1,065.10	$7.37	$1,000	$1,017.66	$7.20
Investor B	$1,000	$1,059.10	$13.63	$1,000	$1,011.56	$13.32
Investor C	$1,000	$1,059.30	$13.58	$1,000	$1,011.61	$13.27
Class R	$1,000	$1,062.70	$9.97	$1,000	$1,015.13	$9.74

5 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.09% for Institutional, 1.44% for Investor A, 2.67% for Investor B, 2.66% for
Investor C and 1.95% for Class R), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
6 Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

ANNUAL REPORT JUNE 30, 2009 9

About Fund Performance

•Institutional Shares are not subject to any sales charge. Institutional
Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•Investor A Shares incur a maximum initial sales charge (front-end load) of
5.25% and a service fee of 0.25% per year (but no distribution fee).

•Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B
Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for auto-
matic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares of the Funds are no longer avail-
able for purchase except through exchanges, dividend reinvestments, and for purchase by certain qualified employee benefit plans.

•Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a
1% contingent deferred sales charge if redeemed within one year of pur-
chase.

•Class R Shares do not incur any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of the Institutional
Shares (which have no distribution or service fees) restated to reflect Class R
Share fees.

The returns for BlackRock International Value Fund’s Investor B, Investor C
and Class R Shares prior to their respective inception dates (October 6,
2000, October 6, 2000 and January 3, 2003, respectively), are based upon performance of the Fund’s Institutional Shares. The returns for Investor B,
Investor C and Class R Shares, however, are adjusted to reflect the distribu-
tion and service (12b-1) fees applicable to each class of shares.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the perform-
ance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distri-
butions or the redemption of fund shares. The Funds may charge a 2%
redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance tables on pages 5, 7 and 9 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees appli-
cable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distri-
bution fees including 12b-1 fees, and other Fund expenses. The expense examples on pages 5, 7 and 9 (which are based on hypothetical invest-
ments of $1,000 invested on January 1, 2009 and held through June 30,
2009) are intended to assist shareholders both in calculating expenses based on investments in the Funds and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number correspond-
ing to their share class under the heading entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these
Funds and other funds, compare the 5% hypothetical example with the 5%
hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’
ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypotheti-
cal examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10 ANNUAL REPORT JUNE 30, 2009

Derivative Instruments

The Funds may invest in various derivative instruments, including financial futures contracts, foreign currency exchange contracts and other instru-
ments specified in the Notes to Financials Statements, which constitute forms of economic leverage. Such instruments are used to obtain expo-
sure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction and illiquidity of the derivative instrument.
The Funds’ ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Funds to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Funds can realize on an investment or may cause the Funds to hold a security that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT JUNE 30, 2009 11

Schedule of Investments June 30, 2009 BlackRock EuroFund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value	Common Stocks	Shares	Value

Austria — 0.6%			United Kingdom — 27.8%
Erste Bank der Oesterreichischen Sparkassen AG	83,303	$2,261,539	BAE Systems Plc	1,035,741 $	5,787,740
Belgium — 1.0%			BP Plc	2,334,092	18,443,541
Fortis	1,091,468	3,737,247	Barclays Plc	1,712,318	7,957,218
			British American Tobacco Plc	262,069	7,234,191
Finland — 3.1%			Cookson Group Plc	484,990	2,089,732
KCI Konecranes Oyj	235,171	5,542,047	HSBC Holdings Plc	1,786,466	14,883,346
Nokia Oyj	297,245	4,353,798	Land Securities Group Plc	844,623	6,568,243
Stora Enso Oyj Class R	422,709	2,235,948	Lloyds TSB Group Plc	4,868,963	5,612,890
		12,131,793	Meggitt Plc	1,459,818	3,818,316
France — 17.7%			Tesco Plc	1,308,539	7,641,667
BNP Paribas SA	180,667	11,781,774	Vodafone Group Plc	7,264,460	14,128,926
GDF Suez	257,424	9,635,981	WPP Plc	952,620	6,334,915
Peugeot SA	182,859	4,827,355	Xstrata Plc	631,258	6,860,670
Sanofi-Aventis	169,215	9,998,895			107,361,395
Schneider Electric SA	116,549	8,920,455	Total Common Stocks — 93.3%		360,504,186
Total SA	233,348	12,647,635
Vallourec SA	34,413	4,206,243
Vivendi SA	267,712	6,426,143

		68,444,481	Preferred Stocks
Germany — 13.0%			Germany — 4.0%
Allianz AG Registered Shares	95,999	8,855,204	Fresenius AG	127,352	6,890,155
BASF SE	136,885	5,453,744	Porsche Automobil Holding SE	89,582	6,029,856
Bayer AG	175,818	9,448,504	Volkswagen AG, 4.35%	33,941	2,375,117
DaimlerChrysler AG	60,306	2,190,059
Deutsche Lufthansa AG	466,852	5,863,050	Total Preferred Stocks — 4.0%		15,295,128
E.ON AG	334,618	11,878,263	Total Long-Term Investments
MAN SE	103,182	6,348,748	(Cost — $348,135,784) — 97.3%		375,799,314
		50,037,572
Greece — 0.5%
EFG Eurobank Ergasias SA (a)	197,494	2,077,350
			Short-Term Securities
Italy — 4.7%
Eni SpA	411,647	9,763,093	BlackRock Liquidity Funds, TempFund,
UniCredit SpA	3,329,524	8,421,371	0.45% (b)(c)	8,551,926	8,551,926
		18,184,464	Total Short-Term Securities
			(Cost — $8,551,926) — 2.2%		8,551,926
Luxembourg — 1.6%
ArcelorMittal	181,094	5,992,976	Total Investments (Cost — $356,687,710*) — 99.5%		384,351,240
			Other Assets Less Liabilities — 0.5%		2,116,307
Netherlands — 1.9%
Heineken NV	199,251	7,425,802	Net Assets — 100.0%		$386,467,547
Norway — 1.9%			* The cost and unrealized appreciation (depreciation) of investments as of June 30,
StatoilHydro ASA	377,645	7,459,686	2009, as computed for federal income tax purposes, were as follows:
Spain — 7.4%			Aggregate cost		$364,105,304
Banco Santander SA	1,237,013	14,953,259	Gross unrealized appreciation		$44,988,451
Telefonica SA	601,342	13,656,281	Gross unrealized depreciation		(24,742,515)
		28,609,540	Net unrealized appreciation		$20,245,936
Sweden — 1.9%
Electrolux AB	335,597	4,694,879	(a) Non-income producing security.
Swedbank AB-A Shares	426,458	2,493,110	(b) Investments in companies considered to be an affiliate of the Fund, for purposes of
		7,187,989	Section 2(a)(3) of the Investment Company Act of 1940, were as follows:
Switzerland — 10.2%				Net
Nestle SA Registered Shares	433,698	16,375,763	Affiliate	Activity	Income
Roche Holding AG	98,071	13,362,392
UBS AG	357,009	4,383,505	BlackRock Liquidity Series, LLC
Zurich Financial Services AG	30,951	5,470,692	Cash Sweep Series	$(8,650,211)	$141,958
			BlackRock Liquidity Funds, TempFund	8,551,926	$ 2,593
		39,592,352

See Notes to Financial Statements.

12 ANNUAL REPORT JUNE 30, 2009

Schedule of Investments (concluded) BlackRock EuroFund

(c) Represents the current yield as of report date.

•Foreign currency exchange contracts as of June 30, 2009 were as follows:

						Unrealized
Currency		Currency			Settlement Appreciation
Purchased			Sold	Counterparty	Date	(Depreciation)

CHF	3,577,795	USD	3,289,019	State Street
				Bank
				& Trust Co.	7/01/09	$ 3,784
EUR	1,117,778	USD	1,573,943	JPMorgan
				Chase Bank, NA	7/01/09	(5,849)
EUR 11,451,649		USD	16,046,051	State Street
				Bank
				& Trust Co.	7/01/09	18,999
GBP 13,143,658		USD	18,853,000	Brown
				Brothers
				Harriman & Co.	7/01/09	2,770,904
USD	3,142,000	CHF	3,577,795	Brown
				Brothers
				Harriman & Co.	7/01/09	(150,829)
USD	15,170,000	EUR 11,451,649		Brown
				Brothers
				Harriman & Co.	7/01/09	(895,146)
USD	21,643,661	GBP 13,143,658		State Street
				Bank
				& Trust Co.	7/01/09	19,757
EUR	2,393,469	USD	3,359,054	Barclays
				Bank, Plc	7/03/09	(1,294)
USD	2,015,475	GBP	1,224,174	Goldman
				Sachs & Co.	7/03/09	1,468
USD	632,661	SEK	4,880,363	Goldman
				Sachs & Co.	7/03/09	59
GBP 15,672,568		USD	25,805,040	State Street
				Bank
				& Trust Co.	9/23/09	(24,751)
USD	5,091,055	CHF	5,532,144	State Street
				Bank
				& Trust Co.	9/23/09	(5,941)
USD	18,537,657	EUR 13,232,393		State Street
				Bank
				& Trust Co.	9/23/09	(22,098)
Total						$ 1,709,063

•Currency Abbreviations:
CHF Swiss Franc
EUR Euro
GBP British Pound
SEK Swedish Krona
USD	US Dollar

•Effective July 1, 2008, the Fund adopted Financial Accounting Standards Board
Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”
(“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of invest-
ments, which are as follows:

•Level 1 — price quotations in active markets/exchanges for identical securities
•Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indi-
cation of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of June 30, 2009 in determining the fair valuation of the Fund’s investments:

Valuation	Investments in
Inputs		Securities
Assets
Level 1 — Short-Term
Securities		$8,551,926
Level 2 — Long-Term
Investments[1]	$ 375,799,314
Level 3		—
Total		$384,351,240

[1] See above Schedule of Investments for values in each country.

Valuation	Other Financial
Inputs	Instruments[2]
	Assets	Liabilities
Level 1	—	—
Level 2	$2,814,971	$ (1,105,908)
Level 3	—	—
Total	$2,814,971	$ (1,105,908)

[2] Other financial instruments are foreign currency exchange contracts which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT JUNE 30, 2009 13

Schedule of Investments June 30, 2009 BlackRock Global SmallCap Fund, Inc.
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Australia — 1.0%
CFS Retail Property Trust	4,713,238	$6,244,070
Cochlear Ltd.	37,200	1,726,753
Western Areas NL (a)	67,565	318,625
		8,289,448
Austria — 0.3%
Intercell AG (a)	64,700	2,223,791
Bermuda — 2.5%
Golar LNG Ltd.	55,800	477,090
Lazard Ltd. Class A	213,200	5,739,344
PartnerRe Ltd.	95,200	6,183,240
Ports Design Ltd.	2,331,800	5,464,702
RenaissanceRe Holdings Ltd.	55,900	2,601,586
		20,465,962
Brazil — 0.4%
Santos Brasil Participacoes SA	527,400	2,960,653
Canada — 3.5%
Addax Petroleum Corp.	126,800	5,377,676
Agnico-Eagle Mines Ltd.	109,500	5,746,560
Biovail Corp.	262,300	3,527,935
DiagnoCure, Inc. (a)(b)	4,278,880	3,237,256
Eldorado Gold Corp. (a)	546,100	4,920,370
Inmet Mining Corp.	52,600	1,929,624
Lundin Mining Corp. (a)	1,146,400	3,301,758
Magma Energy Corp. (a)	444,300	572,970
SXC Health Solutions Corp. (a)	31,900	810,898
		29,425,047
Cayman Islands — 0.8%
Ming Fai International Holdings Ltd.	18,753,700	2,874,619
Parkson Retail Group Ltd.	2,949,100	4,200,530
		7,075,149
China — 1.6%
Duoyuan Global Water, Inc. (c)	106,400	2,583,392
Mindray Medical International Ltd. (c)(d)	172,400	4,813,408
Shenzhen Expressway Co., Ltd.	8,423,100	3,997,399
WuXi PharmaTech Cayman, Inc. (a)(c)	188,400	1,778,496
		13,172,695
Denmark — 1.3%
TrygVesta A/S	103,315	6,094,190
Vestas Wind Systems A/S (a)	73,616	5,283,027
		11,377,217
Finland — 0.5%
Ramirent Oyj	627,550	3,857,190
France — 3.5%
Bonduelle SA	99,600	7,804,025
Compagnie Generale de Geophysique SA (a)	187,300	3,390,647
Eurofins Scientific SA	53,075	3,125,660
NicOx SA (a)	63,600	801,318
Scor SE	352,420	7,240,985
UBISOFT Entertainment (a)	275,300	6,733,190
		29,095,825
Germany — 3.5%
Celesio AG	23,100	530,641
Deutsche Euroshop AG	112,900	3,479,530
GEA Group AG	120,250	1,826,033
Gerresheimer AG	195,500	4,345,577
K+S AG	36,400	2,053,191
Paion AG (a)	475,886	641,995
Rheinmetall AG	170,200	7,394,653

Common Stocks	Shares	Value

Germany (concluded)
SGL Carbon AG (a)	24,500	$758,673
Salzgitter AG	18,800	1,657,047
Symrise AG	421,400	6,239,844
		28,927,184
Hong Kong — 1.4%
Clear Media Ltd. (a)	4,052,000	1,633,977
Li Ning Co. Ltd.	1,994,300	5,852,026
Melco International Development Ltd.	33,300	18,214
Shanghai Industrial Holdings Ltd.	1,143,300	4,586,258
		12,090,475
India — 1.1%
Container Corp. of India	156,300	3,179,537
Steel Authority of India	741,200	2,330,143
United Phosphorus Ltd.	1,311,200	3,888,716
		9,398,396
Indonesia — 1.1%
Perusahaan Gas Negara Tbk PT	20,393,500	6,251,477
Surya Citra Media Tbk PT	40,895,600	2,840,985
		9,092,462
Ireland — 1.1%
Ryanair Holdings Plc (a)(c)	328,196	9,317,484
Israel — 1.7%
Frutarom	550,400	4,042,790
NICE Systems Ltd. (a)(c)	292,000	6,736,440
Strauss-Elite Ltd.	353,200	3,723,882
		14,503,112
Italy — 1.1%
Credito Emiliano SpA (a)	492,369	2,364,696
DiaSorin SpA	172,000	4,279,598
Iride SpA	269,588	466,957
Milano Assicurazioni SpA	526,500	1,750,531
		8,861,782
Japan — 6.8%
Aioi Insurance Co., Ltd.	829,300	3,779,838
Asics Corp.	422,550	3,854,132
Don Quijote Co., Ltd.	189,000	3,625,442
Fukuoka Financial Group, Inc.	1,511,300	6,758,863
Hisaka Works Ltd.	311,700	3,727,925
Jupiter Telecommunications Co., Ltd.	4,385	3,326,151
Koito Manufacturing Co., Ltd.	375,700	4,547,172
Komori Corp.	233,000	2,781,921
Makita Corp.	16,200	392,016
NGK Insulators Ltd.	208,400	4,247,559
Nippon Building Fund, Inc.	389	3,325,160
Osaka Securities Exchange Co., Ltd.	1,275	6,117,182
PanaHome Corp.	484,100	2,954,048
Santen Pharmaceutical Co., Ltd.	29,200	885,005
Suruga Bank Ltd.	207,400	1,984,293
Tokyu Land Corp.	969,635	4,405,226
		56,711,933
Malaysia — 0.3%
AirAsia Bhd (a)	8,864,400	2,793,803
Mexico — 0.5%
Embotelladoras Arca SA de CV	1,951,900	4,595,060
Netherlands — 0.4%
Core Laboratories NV	43,900	3,825,885
Norway — 0.9%
Petroleum Geo-Services ASA (a)	254,300	1,585,743
Prosafe Production Public Ltd. (a)	600,500	1,136,376
Tandberg ASA	273,100	4,608,235
		7,330,354

See Notes to Financial Statements.

14 ANNUAL REPORT JUNE 30, 2009

Schedule of Investments (continued) BlackRock Global SmallCap Fund, Inc.
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Philippines — 0.5%
Bank of the Philippine Islands	5,103,364	$4,433,229
Singapore — 1.0%
CapitaMall Trust	1,363,700	1,311,571
Cityspring Infrastructure Trust	6,914,200	3,124,402
Olam International Ltd.	889,500	1,483,317
UOL Group Ltd.	934,600	2,120,660
		8,039,950
South Africa — 0.3%
Massmart Holdings Ltd.	206,850	2,146,587
South Korea — 0.3%
LG Household & Health Care Ltd.	16,100	2,723,849
Spain — 1.0%
Bolsas y Mercados Espanoles	42,800	1,270,865
Laboratorios Farmaceuticos Rovi SA	751,994	6,792,801
		8,063,666
Sweden — 0.5%
Millicom International Cellular SA (a)(c)	18,550	1,046,405
Swedish Match AB	200,400	3,264,692
		4,311,097
Switzerland — 0.7%
Addex Pharmaceuticals Ltd.	12,300	321,297
Basilea Pharmaceutica (a)	20,002	1,715,305
Foster Wheeler AG (a)	87,000	2,066,250
Rieter Holding AG	8,831	1,483,108
		5,585,960
Thailand — 0.4%
Mermaid Maritime PCL (a)	7,801,900	3,028,863
United Kingdom — 9.5%
Amlin Plc	1,439,715	7,177,499
Antofagasta Plc	178,000	1,728,186
BTG Plc (a)	173,300	414,010
Britvic Plc	1,365,000	6,274,034
Cairn Energy Plc (a)	111,500	4,311,200
Central African Mining & Exploration Co. Plc (a)	2,402,900	426,373
Charter International Plc	411,600	2,934,570
Dana Petroleum Plc (a)	209,800	4,843,607
Dragon Oil Plc (a)	694,400	4,168,459
EasyJet Plc (a)	689,700	3,075,888
Game Group Plc	854,091	2,317,414
Group 4 Securicor Plc	1,640,097	5,648,952
Halfords Group Plc	879,600	4,510,098
Hikma Pharmaceuticals Plc	901,800	6,987,483
Intertek Group Plc	362,800	6,240,265
Kesa Electricals Plc	2,932,600	5,371,665
Prostrakan Group Plc (a)	605,100	863,310
QinetiQ Plc	2,373,600	5,614,687
Rexam Plc	881,300	4,142,271
Rightmove Plc	331,400	1,920,401
		78,970,372
United States — 43.5%
Advanced Energy Industries, Inc. (a)	195,900	1,761,141
Alexion Pharmaceuticals, Inc. (a)	98,800	4,062,656
Alliant Energy Corp.	50,200	1,311,726
American Superconductor Corp. (a)	99,400	2,609,250
Arch Capital Group Ltd. (a)	71,800	4,206,044
Arena Resources, Inc. (a)	10,800	343,980
Autoliv, Inc.	104,900	3,017,973
BJ’s Restaurants, Inc. (a)	197,800	3,336,886
BMC Software, Inc. (a)	115,300	3,895,987
BancorpSouth, Inc.	157,300	3,229,369
Bank of Hawaii Corp.	120,500	4,317,515
Bio-Reference Labs, Inc. (a)	44,500	1,406,645
BioMarin Pharmaceuticals, Inc. (a)	189,000	2,950,290

Common Stocks	Shares	Value

United States (continued)
Blackboard, Inc. (a)	230,000	$6,637,800
BorgWarner, Inc. (d)	80,150	2,737,123
Brooks Automation, Inc. (a)	677,750	3,036,320
Burger King Holdings, Inc.	113,800	1,965,326
Cadence Design Systems, Inc. (a)	524,600	3,095,140
Celanese Corp. Series A	204,700	4,861,625
Ciena Corp. (a)(d)	402,600	4,166,910
Citrix Systems, Inc. (a)(d)	231,200	7,372,968
ComScore, Inc. (a)	218,600	2,911,752
Commerce Bancshares, Inc.	36,500	1,161,795
Commercial Vehicle Group, Inc. (a)	418,200	602,208
Conceptus, Inc. (a)	101,400	1,713,660
Covanta Holding Corp. (a)	292,550	4,961,648
Cullen/Frost Bankers, Inc.	206,500	9,523,780
DSP Group, Inc. (a)	804,300	5,437,068
Delta Air Lines, Inc. (a)	334,900	1,939,071
Digital River, Inc. (a)	129,400	4,699,808
Douglas Emmett, Inc.	301,300	2,708,687
Dresser-Rand Group, Inc. (a)	105,700	2,758,770
Drew Industries, Inc. (a)	211,800	2,577,606
Electronics for Imaging, Inc. (a)	181,400	1,933,724
EnergySolutions, Inc.	464,900	4,277,080
FTI Consulting, Inc. (a)	106,500	5,401,680
Fidelity National Title Group, Inc. Class A	435,700	5,895,021
Fifth Third Bancorp	358,739	2,547,047
First Financial Bankshares, Inc.	38,100	1,918,716
Guess?, Inc.	217,850	5,616,173
IDEX Corp.	242,450	5,956,997
IPC: The Hospitalist Co., Inc. (a)	276,400	7,377,116
Informatica Corp. (a)	333,500	5,732,865
Integrated Device Technology, Inc. (a)	706,550	4,267,562
Interactive Brokers Group, Inc. Class A (a)	103,600	1,608,908
Intersil Corp. Class A	546,500	6,869,505
Intrepid Potash, Inc. (a)(d)	56,400	1,583,712
j2 Global Communications, Inc. (a)	368,950	8,323,512
K-Swiss, Inc. Class A	140,500	1,194,250
Kinetic Concepts, Inc. (a)	74,600	2,032,850
LKQ Corp. (a)	377,563	6,210,911
Landstar System, Inc.	115,000	4,129,650
Linear Technology Corp.	181,550	4,239,193
LogMeIn, Inc.	6,700	107,200
The Macerich Co. (d)	47,300	832,953
Marvel Entertainment, Inc. (a)	107,200	3,815,248
Maxim Integrated Products, Inc.	442,100	6,936,549
Melco Crown Entertainment Ltd. (a)(c)	834,800	3,756,600
Mentor Graphics Corp. (a)	414,150	2,265,401
Merit Medical Systems, Inc. (a)	641,961	10,463,964
MoSys, Inc. (a)	494,850	816,503
Monolithic Power Systems, Inc. (a)	150,700	3,377,187
National Instruments Corp.	42,600	961,056
Nektar Therapeutics (a)	352,000	2,280,960
Nordson Corp.	87,450	3,380,817
Oceaneering International, Inc. (a)	16,800	759,360
Omnicare, Inc.	70,100	1,805,776
Owens-Illinois, Inc. (a)	209,500	5,868,095
PMC-Sierra, Inc. (a)	663,200	5,279,072
Packaging Corp. of America	298,700	4,838,940
People’s United Financial, Inc.	319,174	4,800,377
PetroHawk Energy Corp. (a)(d)	376,500	8,395,950
Phase Forward, Inc. (a)	26,600	401,926
Phillips-Van Heusen Corp.	244,400	7,011,836
Polycom, Inc. (a)	292,500	5,928,975
Priceline.com, Inc. (a)(d)	15,175	1,692,771
Pride International, Inc. (a)	169,900	4,257,694
ProAssurance Corp. (a)	45,500	2,102,555
Regency Centers Corp.	62,900	2,195,839
Regis Corp.	245,200	4,268,932
Sanderson Farms, Inc.	69,900	3,145,500
Sepracor, Inc. (a)	72,700	1,259,164

See Notes to Financial Statements.

ANNUAL REPORT JUNE 30, 2009 15

Schedule of Investments (continued) BlackRock Global SmallCap Fund, Inc.
(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value

United States (concluded)
Silgan Holdings, Inc.		111,800	$5,481,554
Steel Dynamics, Inc.		218,200	3,214,086
Support.com Inc. (a)	1,811,179		3,948,370
Sybase, Inc. (a)		221,825	6,951,995
Synaptics, Inc. (a)(d)		34,400	1,329,560
Tanger Factory Outlet Centers, Inc.		221,400	7,180,002
Timken Co.		216,150	3,691,842
Urban Outfitters, Inc. (a)		289,250	6,036,647
Ventas, Inc.		124,100	3,705,626
Vishay Intertechnology, Inc. (a)		551,100	3,741,969
Watsco, Inc. (d)		53,400	2,612,862
Winnebago Industries, Inc.		264,150	1,962,635
Zoran Corp. (a)		960,250	10,466,725
			361,766,072
Total Long-Term Investments (Cost — $764,662,958) — 93.0%			774,460,552

		Par
Short-Term Securities		(000)
Time Deposits — 0.1%
Australia — 0.0%
Brown Brothers Harriman & Co., 1.83% 7/01/09	AUD	2	1,510
Europe — 0.0%
Brown Brothers Harriman & Co., 0.11% 7/01/09	EUR	1	1,066
United Kingdom — 0.0%
Brown Brothers Harriman & Co., 0.11% 7/01/09	GBP	2	1,772
United States — 0.1%
Brown Brothers Harriman & Co., 0.03% 7/01/09	USD	455	455,051
Total Time Deposits — 0.1%			459,399

Money Market Funds		Shares
United States — 8.9%
BlackRock Liquidity Funds, TempFund,
0.45% (e)(f)	54,166,551		54,166,551
	Beneficial
	Interest
		(000)
BlackRock Liquidity Series, LLC
Money Market Series, 0.55% (e)(f)(g)	USD	20,080	20,080,000
Total Money Market Funds — 8.9%			74,246,551
Total Short-Term Securities (Cost — $74,705,950) — 9.0%			74,705,950
Total Investments (Cost — $839,368,908*) — 102.0%			849,166,502
Liabilities in Excess of Other Assets — (2.0)%			(16,526,869)
Net Assets — 100.0%			$832,639,633

* The cost and unrealized appreciation (depreciation) of investments as of June 30,
2009, as computed for federal income tax purposes, were as follows:
Aggregate cost			$853,499,266
Gross unrealized appreciation			$108,499,657
Gross unrealized depreciation			(112,832,421)
Net unrealized appreciation			$(4,332,764)
(a) Non-income producing security.

(b) Investments in companies (whereby the Fund held 5% or more of the companies outstanding securities) that are considered to be an affiliate, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

			Purchase	Sales	Realized
Affiliate			Cost	Cost	Losses	Income
DiagnoCure, Inc.			$364,267	—	—	—

(c) Depositary receipts.
(d) Security, or a portion of security, is on loan.
(e) Investments in companies considered to be an affiliate of the Fund, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

					Net
Affiliate				Activity		Income
BlackRock Liquidity Fund, TempFund				54,166,551		$ 49,242
BlackRock Liquidity Series, LLC
Cash Sweep Series				$(149,595,217)		$1,605,428
BlackRock Liquidity Series, LLC
Money Market Series				$(152,801,825)		$ 533,056

(f) Represents the current yield as of report date.
(g) Security was purchased with the cash proceeds from securities loans.

•Foreign currency exchange contracts as of June 30, 2009 were as follows:

						Unrealized
Currency		Currency			Settlement Appreciation
Purchased			Sold	Counterparty	Date	(Depreciation)

AUD	544,225	USD	439,440	State Street
				Bank
				& Trust Co.	7/01/09	$(934)
EUR	241,995	USD	340,445	State Street
				Bank
				& Trust Co.	7/01/09	(957)
ILS	438,035	USD	111,658	State Street
				Bank
				& Trust Co.	7/01/09	(199)
USD 1,026,392		EUR	729,879	State Street
				Bank
				& Trust Co.	7/01/09	2,469
USD	421,577	GBP	254,919	State Street
				Bank
				& Trust Co.	7/01/09	2,185
USD	490,582	JPY 47,111,712		State Street
				Bank
				& Trust Co.	7/01/09	1,536
CHF	11,931	USD	11,040	State Street
				Bank
				& Trust Co.	7/02/09	(59)
EUR	79,691	USD	111,993	State Street
				Bank
				& Trust Co.	7/02/09	(196)
GBP	118,887	USD	197,127	State Street
				Bank
				& Trust Co.	7/02/09	(1,534)
ILS	592,261	USD	151,132	State Street
				Bank
				& Trust Co.	7/02/09	(430)
SGD	778,659	USD	536,112	State Street
				Bank
				& Trust Co.	7/02/09	1,477
USD	375,181	CAD	433,304	State Street
				Bank
				& Trust Co.	7/02/09	2,652
USD	71,137	DKK	375,899	State Street
				Bank
				& Trust Co.	7/02/09	328

See Notes to Financial Statements.

16 ANNUAL REPORT JUNE 30, 2009

Schedule of Investments (concluded) BlackRock Global SmallCap Fund, Inc.

						Unrealized
Currency		Currency			Settlement Appreciation
Purchased		Sold		Counterparty	Date	(Depreciation)

USD	591,246	EUR	420,768	State Street
				Bank
				& Trust Co.	7/02/09	$961
USD	110,502	GBP	66,644	State Street
				Bank
				& Trust Co.	7/02/09	860
CHF	36,500	USD	33,614	State Street
				Bank
				& Trust Co.	7/03/09	(20)
EUR 320,268		USD	449,454	State Street
				Bank
				& Trust Co.	7/03/09	(155)
GBP	146,139	USD	240,465	State Street
				Bank
				& Trust Co.	7/03/09	(38)
USD	391,217	CAD	452,336	State Street
				Bank
				& Trust Co.	7/03/09	2,323
USD	516,563	DKK 2,744,004		State Street
				Bank
				& Trust Co.	7/03/09	(324)
USD	337,716	EUR	240,646	State Street
				Bank
				& Trust Co.	7/03/09	117
USD	64,265	GBP	39,045	State Street
				Bank
				& Trust Co.	7/03/09	29
USD	381,170	CAD	443,430	State Street
				Bank
				& Trust Co.	7/06/09	(71)
CAD	666,450	USD	578,681	State Street
				Bank
				& Trust Co.	7/07/09	(5,697)

Total						$4,323

•Currency Abbreviations:
AUD	Australian Dollar		GBP	British Pound
CAD	Canadian Dollar		ILS	Israeli Shekel
CHF	Swiss Franc		JPY	Japanese Yen
DKK	Danish Krona		SGD	Singapore Dollar
EUR	Euro		USD	US Dollar

•Effective July 1, 2008, the Fund adopted Financial Accounting Standards Board
Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”
(“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of invest-
ments, which are as follows:

•Level 1 — price quotations in active markets/exchanges for identical securities
•Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identi-
cal or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indi-
cation of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to the Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2009 in determining the fair valuation of the Fund’s investments:

Valuation	Investments in
Inputs	Securities
		Assets
Level 1
Long-Term Investments
Bermuda		$15,001,260
Brazil		2,960,653
Canada		28,852,077
China		9,175,296
Ireland		9,317,484
Israel		6,736,440
Mexico		4,595,060
Netherlands		3,825,885
Switzerland		2,066,250
United States	361,766,072
Short-Term Securities		54,166,551
Total Level 1	498,463,028
Level 2
Long-Term Investments
Australia		8,289,448
Austria		2,223,791
Bermuda		5,464,702
Cayman Islands		7,075,149
China		3,997,399
Denmark		11,377,217
Finland		3,857,190
France		29,095,825
Germany		28,927,184
Hong Kong		12,090,475
India		9,398,396
Indonesia		9,092,462
Israel		7,766,672
Italy		8,861,782
Japan		56,711,933
Malaysia		2,793,803
Norway		7,330,354
Philippines		4,433,229
Singapore		8,039,950
South Africa		2,146,587
South Korea		2,723,849
Spain		8,063,666
Sweden		4,311,097
Switzerland		3,519,710
Thailand		3,028,863
United Kingdom		78,970,372
Short-Term Securities		20,539,399
Total Level 2	350,130,504
Level 3
Long-Term Investments
Canada		572,970
Total	$ 849,166,502

Valuation	Other Financial
Inputs	Instruments[1]
	Assets	Liabilities
Level 1	—	—
Level 2	$14,937 $	(10,614)
Level 3	—	—
Total	$14,937 $	(10,614)

[1] Other financial instruments are foreign currency exchange contracts which are shown at the unrealized appreciation/depreciation on the instrument.
The following is a reconciliation of investments for unobservable inputs (Level 3)
used in determining fair value:

	Investments in
		Securities
		Canada
Balance, as of June 30, 2008		—
Accrued discounts/premiums		—
Realized gain (loss)		—
Change in unrealized appreciation/depreciation		—
Net purchases (sales)		—
Net transfer in		$572,970
Balance, as of June 30, 2009		$572,970

See Notes to Financial Statements.

ANNUAL REPORT JUNE 30, 2009 17

Schedule of Investments June 30, 2009 BlackRock International Value Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Australia — 7.0%
Australia & New Zealand Banking Group Ltd.	673,848	$8,930,161
BHP Billiton Ltd.	883,997	24,217,892
Fairfax Media Ltd.	9,905,153	9,706,368
Newcrest Mining Ltd.	550,728	13,460,499
Qantas Airways Ltd.	4,711,371	7,629,116
		63,944,036
Austria — 0.8%
Erste Bank der Oesterreichischen Sparkassen AG	247,245	6,712,294
Brazil — 2.0%
All America Latina Logistica SA	1,117,030	6,857,806
Cyrela Brazil Realty SA	678,047	5,086,650
Tam SA (Preference Shares) (a)(b)	636,711	6,628,161
		18,572,617
France — 13.1%
BNP Paribas SA	305,232	19,904,987
GDF Suez	699,734	26,192,677
Sanofi-Aventis	403,818	23,861,560
Schneider Electric SA	249,905	19,127,288
Total SA	566,506	30,705,047
		119,791,559
Germany — 12.3%
Allianz AG Registered Shares	215,111	19,842,414
BASF SE	366,196	14,589,907
Bayer AG	393,473	21,145,339
DaimlerChrysler AG	469,867	17,063,586
E.ON AG	619,726	21,999,021
MAN SE	286,951	17,655,981
		112,296,248
Hong Kong — 1.8%
Hutchison Whampoa Ltd.	2,549,000	16,581,609
Italy — 4.8%
Eni SpA	979,795	23,237,942
UniCredit SpA	8,010,212	20,260,242
		43,498,184
Japan — 24.8%
Asahi Breweries Ltd.	1,449,300	20,768,089
Daiichi Sankyo Co., Ltd.	979,200	17,478,186
Fuji Media Holdings, Inc.	5,723	8,612,550
Fuji Photo Film Co., Ltd.	400,800	12,755,377
Honda Motor Co., Ltd.	385,600	10,608,184
JFE Holdings, Inc.	360,700	12,118,555
Japan Prime Realty Investment Corp.	1,468	3,166,808
Japan Tobacco, Inc.	6,385	19,958,440
KDDI Corp.	3,394	18,008,716
Mazda Motor Corp.	4,366,000	11,165,995
Mitsui Chemicals, Inc.	2,057,000	6,557,172
Mitsui OSK Lines Ltd.	2,009,000	12,982,846
NOK Corp.	43,700	507,755
Nomura Holdings, Inc.	2,160,500	18,236,447
Sony Corp.	786,700	20,524,228
Sumitomo Mitsui Financial Group, Inc.	473,600	19,164,368
Tokio Marine Holdings, Inc.	495,500	13,604,744
		226,218,460
Norway — 1.9%
StatoilHydro ASA	876,277	17,309,250
Russia — 1.3%
MMC Norilsk Nickel (b)	874,366	8,044,167
Mechel OAO (b)	486,605	4,063,152
		12,107,319
Singapore — 1.4%
DBS Group Holdings Ltd.	1,612,500	13,072,778

Common Stocks	Shares	Value

Spain — 6.8%
Banco Santander SA	2,644,261 $	31,964,352
Telefonica SA	1,340,510	30,442,546
		62,406,898
Sweden — 2.0%
Electrolux AB	714,818	10,000,042
Swedbank AB-A Shares	1,429,588	8,357,492
		18,357,534
Switzerland — 3.3%
Nestle SA Registered Shares	806,325	30,445,580
Taiwan — 1.6%
HTC Corp.	1,046,000	14,698,410
United Kingdom — 11.7%
BAE Systems Plc	3,035,190	16,960,697
Cookson Group Plc	1,441,430	6,210,854
Land Securities Group Plc	1,883,912	14,650,314
United Business Media Ltd.	2,270,511	14,968,262
Vodafone Group Plc	14,430,827	28,067,068
WPP Plc	2,006,770	13,345,003
Xstrata Plc	1,115,213	12,120,415
		106,322,613
Total Common Stocks — 96.6%		882,335,389

Warrants (c)
Cayman Islands — 0.4%
Morgan Stanley (Rolta India Ltd.)
(expires 5/26/14)	1,501,267	3,950,209
United Kingdom — 0.4%
HSBC Bank Plc (Emaar Properties PJSC)
(expires 4/05/12)	4,318,725	3,268,757
Total Warrants — 0.8%		7,218,966
Total Long-Term Investments (Cost — $806,229,265) — 97.4%		889,554,355

Short-Term Securities
Money Market Fund — 1.4%
BlackRock Liquidity Funds, TempFund,
0.45% (d)(e)	12,829,417	12,829,417

	Par
Time Deposits	(000)
Hong Kong — 0.0%
Brown Brothers Harriman & Co.,
0.02%%, 7/01/09	HKD 1,340	172,926
Japan — 0.1%
Brown Brothers Harriman & Co.,
0.01%, 7/01/09	JPY 120,879	1,254,780
Total Time Deposits — 0.1%		1,427,706
Total Short-Term Securities (Cost — $14,257,123) — 1.5%		14,257,123
Total Investments (Cost — $820,486,388*) — 98.9%		903,811,478
Other Assets Less Liabilities — 1.1%		9,865,236
Net Assets — 100.0%		$913,676,714

* The cost and unrealized appreciation (depreciation) of investments as of June 30,
2009, as computed for federal income tax purposes, were as follows:
Aggregate cost		$839,439,288
Gross unrealized appreciation		$102,164,610
Gross unrealized depreciation		(37,792,420)
Net unrealized appreciation		$64,372,190

See Notes to Financial Statements.

18 ANNUAL REPORT JUNE 30, 2009

Schedule of Investments (concluded) BlackRock International Value Fund

(a) Non-income producing security.
(b) Depositary receipts.
(c) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(d) Investments in companies considered to be an affiliate of the Fund, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

					Net
Affiliate				Activity		Income
BlackRock Liquidity Funds,
TempFund				$ 12,829,417		$ 11,169
BlackRock Liquidity Series, LLC
Cash Sweep Series				$(20,797,911)		$ 281,695

(e) Represents the current yield as of report date.

•Foreign currency exchange contracts as of June 30, 2009 were as follows:

						Unrealized
Currency		Currency			Settlement Appreciation
Purchased			Sold	Counterparty	Date	(Depreciation)
AUD	222,916	USD	179,626	State Street
				Bank
				& Trust Co.	7/01/09	$(13)
EUR	14,740,664	USD	20,756,329	JP Morgan
				Chase	7/01/09	(77,132)
JPY	53,373,121	USD	553,548	State Street
				Bank
				& Trust Co.	7/01/09	494
USD	4,231,255	GBP	2,562,068	Barclays
				Bank, Plc	7/01/09	16,149
USD 25,717,907		GBP	15,535,766	State Street
				Bank
				& Trust Co.	7/01/09	158,514
USD	1,218,885	JPY	116,647,341	State Street
				Bank
				& Trust Co.	7/01/09	8,034
USD	33,130	JPY	3,178,416	Citibank, NA	7/01/09	137
USD	1,363,861	SEK	10,624,481	State Street
				Bank
				& Trust Co.	7/01/09	(13,315)
AUD	243,945	USD	196,327	State Street
				Bank
				& Trust Co.	7/02/09	216
EUR	5,373,917	USD	7,561,639	State Street
				Bank
				& Trust Co.	7/02/09	(22,700)
GBP	1,791,153	USD	2,966,508	State Street
				Bank
				& Trust Co.	7/02/09	(19,708)
JPY	127,749	USD	1,338	State Street
				Bank
				& Trust Co.	7/02/09	(12)
USD	2,849,445	SEK	21,990,590	State Street
				Bank
				& Trust Co.	7/02/09	(1,029)
AUD	707,547	USD	575,660	State Street
				Bank
				& Trust Co.	7/03/09	(5,642)
GBP	1,333,689	USD	2,196,852 Citibank, NA		7/03/09	(2,672)
JPY	383,649	USD	4,016	State Street
				Bank
				& Trust Co.	7/03/09	(34)
USD	1,678,898	SEK	12,951,055	Goldman
				Sachs	7/03/09	158
GBP 42,989,293		USD	70,002,700	State Street
				Bank
				& Trust Co.	9/17/09	713,338

				Unrealized
Currency	Currency		Settlement Appreciation
Purchased	Sold	Counterparty	Date	(Depreciation)
USD 19,071,000 EUR	13,861,753	State Street
		Bank
		& Trust Co.	9/17/09	$(372,094)
USD 23,839,000 HKD 184,627,095		State Street
		Bank
		& Trust Co.	9/17/09	(246)

Total				$ 382,443

Currency Abbreviations:
AUD Australian Dollar	JPY	Japanese Yen
EUR Euro	SEK	Swedish Krona
GBP British Pound	USD	US Dollar
HKD Hong Kong Dollar
Effective July 1, 2008, the Fund adopted Financial Accounting Standards Board
Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”
(“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•Level 1 — price quotations in active markets/exchanges for identical securities
•Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identi-
cal or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indi-
cation of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to the Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of June 30, 2009 in determining the fair valuation of the Fund’s investments:

Valuation				Investments in
Inputs				Securities
				Assets
Level 1
Long-Term Investments
Brazil				$18,572,617
Russia				12,107,319
Short-Term Securities				12,829,417
Total Level 1				43,509,353
Level 2
Long-Term Investments[1]				858,874,419
Short-Term Securities				1,427,706
Total Level 2				860,302,125
Level 3				—
Total				$903,811,478
[1] See above Schedule of Investments for values in each country excluding Level 1 within the table.

Valuation			Other Financial
Inputs			Instruments[2]
			Assets	Liabilities
Level 1			—	—
Level 2			$897,040	$ (514,597)
Level 3			—	—
Total			$897,040	$ (514,597)
[2] Other financial instruments are foreign currency exchange contracts which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT JUNE 30, 2009 19

Statements of Assets and Liabilities

		BlackRock	BlackRock
	BlackRock	Global SmallCap	International
June 30, 2009	EuroFund	Fund, Inc.	Value Fund

Assets

Investments at value — unaffiliated[1,2]	$ 375,799,314	$ 771,682,695	$ 890,982,061
Investments at value — affiliated[3]	8,551,926	77,483,807	12,829,417
Foreign currency at value[4]	62	3,664,355	719,003
Unrealized appreciation on foreign currency exchange contracts	2,814,971	14,937	897,040
Investments sold receivable	3,975,197	8,081,992	41,675,872
Dividends receivable	3,114,370	2,338,208	8,695,089
Capital shares sold receivable	201,582	2,212,675	646,739
Prepaid expenses	28,560	47,333	61,571
Securities lending income receivable — affiliated	—	13,847	—
Other assets	336,582	52	1,699,543
Total assets	394,822,564	865,539,901	958,206,335

Liabilities

Collateral at value — securities loaned	—	$ 20,080,000	—
Unrealized depreciation on foreign currency exchange contracts	$ 1,105,908	10,614	$ 514,597
Investments purchased payable — unaffiliated	6,254,365	9,465,573	40,826,525
Capital shares redeemed payable	493,714	1,946,712	1,415,036
Investment advisory fees payable	242,282	581,826	573,202
Service and distribution fees payable	72,396	328,199	224,708
Other affiliates payable	26,438	32,415	30,914
Officer’s and Directors’ fees payable	145	588	348
Other accrued expenses payable	159,769	454,341	944,291
Total liabilities	8,355,017	32,900,268	44,529,621
Net Assets	$ 386,467,547	$ 832,639,633	$ 913,676,714

Net Assets Consist of

Paid-in capital	$ 572,124,015	$ 1,071,404,867	$ 1,356,914,026
Undistributed (accumulated) net investment income (loss)	11,866,989	(1,759,587)	22,483,345
Accumulated net realized loss	(227,065,783)	(246,921,985)	(549,587,012)
Net unrealized appreciation/depreciation	29,542,326	9,916,338	83,866,355
Net Assets	$ 386,467,547	$ 832,639,633	$ 913,676,714
[1] Securities loaned — at value	—	$ 19,369,060	—
[2] Cost — unaffiliated	$ 348,135,784	$ 750,928,837	$ 807,656,971
[3] Cost — affiliated	$ 8,551,926	$ 88,440,071	$ 12,829,417
[4] Cost — foreign currency	$ 52	$ 3,571,606	$ 723,374

See Notes to Financial Statements.

20 ANNUAL REPORT JUNE 30, 2009

Statements of Assets and Liabilities (concluded)

		BlackRock	BlackRock
	BlackRock	Global SmallCap	International
June 30, 2009	EuroFund	Fund, Inc.	Value Fund
Net Asset Value
Institutional:
Net assets	$ 133,540,112	$ 250,720,291	$462,171,037
Shares outstanding[5]	12,537,035	15,509,443	26,469,110
Net asset value	$ 10.65	$16.17	$17.46
Par value	$ 0.10	$0.10	—
Investor A:
Net assets	$ 219,697,345	$ 226,362,029	$215,337,044
Shares outstanding[5]	20,989,681	14,248,463	12,412,610
Net asset value	$ 10.47	$15.89	$17.35
Par value	$ 0.10	$0.10	—
Investor B:
Net assets	$ 5,013,280	$ 40,600,004	$31,261,171
Shares outstanding[5]	585,282	2,685,878	1,856,138
Net asset value	$ 8.57	$15.12	$16.84
Par value	$ 0.10	$0.10	—
Investor C:
Net assets	$ 25,504,120	$ 281,386,544	$159,516,203
Shares outstanding[5]	3,266,782	19,173,063	9,608,976
Net asset value	$ 7.81	$14.68	$16.60
Par value	$ 0.10	$0.10	—
Class R:
Net assets	$ 2,712,690	$ 33,570,765	$45,391,259
Shares outstanding[5]	327,050	2,211,039	2,653,105
Net asset value	$ 8.29	$15.18	$17.11
Par value	$ 0.10	$0.10	—
[5] Authorized shares	Unlimited	100 Million	Unlimited

See Notes to Financial Statements.

ANNUAL REPORT JUNE 30, 2009 21

Statements of Operations

		BlackRock	BlackRock
	BlackRock	Global SmallCap	International
Year Ended June 30, 2009	EuroFund	Fund, Inc.	Value Fund

Investment Income

Dividends	$ 19,691,830	$ 15,062,364	$ 37,798,385
Foreign tax withheld	(1,834,392)	(788,763)	(2,943,269)
Income — affiliated	144,872	1,655,143	293,261
Interest	605	11,417	153,853
Securities lending — affiliated	—	533,056	—
Total income	18,002,915	16,473,217	35,302,230

Expenses

Investment advisory	3,414,035	7,568,135	7,838,031
Service — Investor A	635,004	571,120	556,965
Service and distribution — Investor B	92,834	533,613	366,790
Service and distribution — Investor C	313,716	3,098,470	1,716,522
Service and distribution — Class R	12,642	170,540	244,213
Transfer agent — Institutional	343,776	571,992	1,215,501
Transfer agent — Investor A	394,738	619,522	695,812
Transfer agent — Investor B	53,480	205,725	272,172
Transfer agent — Investor C	80,347	1,143,874	1,260,700
Transfer agent — Class R	15,667	177,924	240,335
Accounting services	202,404	323,895	359,517
Custodian	133,127	333,935	415,726
Printing	91,816	157,241	162,060
Professional	88,346	137,709	99,125
Registration	72,843	91,862	78,032
Officer and Directors	31,408	45,808	50,803
Miscellaneous	49,898	77,126	66,097
Total expenses	6,026,081	15,828,491	15,638,401
Less fees waived by advisor	(418)	(6,592)	(1,567)
Total expenses after fees waived	6,025,663	15,821,899	15,636,834
Net investment income	11,977,252	651,318	19,665,396

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	(223,117,243)	(240,870,894)	(524,278,083)
Financial futures contracts	—	—	(4,011,419)
Foreign currency	(339,911)	(970,952)	5,889,315
Options written	—	391,732	—
	(223,457,154)	(241,450,114)	(522,400,187)
Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(53,361,635)	(133,200,068)	(8,127,088)
Investments — affiliated	—	(9,169,641)	—
Options written	—	1,176,026	—
Foreign currency	1,583,972	(106,673)	(599,564)
	(51,777,663)	(141,300,356)	(8,726,652)
Total realized and unrealized loss	(275,234,817)	(382,750,470)	(531,126,839)
Net Decrease in Net Assets Resulting from Operations	$ (263,257,565)	$ (382,099,152)	$ (511,461,443)

See Notes to Financial Statements.

22 ANNUAL REPORT JUNE 30, 2009

Statements of Changes in Net Assets BlackRock EuroFund

		Period
	Year Ended	November 1, 2007	Year Ended
	June 30,	to June 30,	October 31,
Increase (Decrease) in Net Assets:	2009	2008	2007

Operations

Net investment income	$ 11,977,252	$17,542,173	$ 18,580,347
Net realized gain (loss)	(223,457,154)	35,756,385	167,445,702
Net change in unrealized appreciation/depreciation	(51,777,663)	(193,407,461)	30,861,424
Net increase (decrease) in net assets resulting from operations	(263,257,565)	(140,108,903)	216,887,473

Dividends and Distributions to Shareholders From

Net investment income:
Institutional	(5,123,918)	(7,760,691)	(10,325,989)
Institutional 1	—	—	(980)
Investor A	(7,939,628)	(10,971,154)	(13,410,828)
Investor B	(154,501)	(476,846)	(1,257,875)
Investor C	(925,942)	(1,499,376)	(1,763,659)
Class R	(85,252)	(102,168)	(63,672)
Net realized gain:
Institutional	(9,250,420)	(53,283,448)	(24,978,128)
Institutional 1	—	—	(4,786)
Investor A	(15,311,220)	(81,881,064)	(34,649,059)
Investor B	(666,812)	(7,163,723)	(5,523,034)
Investor C	(2,424,044)	(14,722,261)	(5,542,809)
Class R	(184,774)	(811,896)	(171,525)
Decrease in net assets resulting from dividends and distributions to shareholders	(42,066,511)	(178,672,627)	(97,692,344)

Capital Share Transactions

Net increase (decrease) in net assets derived from capital share transactions	(90,120,433)	62,480,407	10,110,593

Redemption Fee

Redemption fee	3,959	1,411	568,035

Net Assets

Total increase (decrease) in net assets	(395,440,550)	(256,299,712)	129,873,757
Beginning of period	781,908,097	1,038,207,809	908,334,052
End of period	$ 386,467,547	$781,908,097	$1,038,207,809
End of period undistributed net investment income	$ 11,866,989	$14,417,484	$ 13,415,141

See Notes to Financial Statements.

ANNUAL REPORT JUNE 30, 2009 23

Statements of Changes in Net Assets BlackRock Global SmallCap Fund, Inc.

	Year Ended June 30,
Increase (Decrease) in Net Assets:	2009	2008
Operations
Net investment income (loss)	$ 651,318	$ (1,579,237)
Net realized gain (loss)	(241,450,114)	172,389,492
Net change in unrealized appreciation/depreciation	(141,300,356)	(192,879,644)
Net decrease in net assets resulting from operations	(382,099,152)	(22,069,389)

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(677,093)	(4,405,764)
Investor A	(152,149)	(2,841,827)
Investor C	—	(1,109,414)
Class R	—	(267,273)
Net realized gain:
Institutional	(28,424,001)	(62,293,067)
Investor A	(24,273,866)	(50,446,159)
Investor B	(6,176,424)	(18,489,459)
Investor C	(34,504,639)	(80,433,774)
Class R	(3,605,420)	(6,309,511)
Decrease in net assets resulting from dividends and distributions to shareholders	(97,813,592)	(226,596,248)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(25,808,909)	158,334,404

Redemption Fee
Redemption fee	29,781	41,570

Net Assets
Total decrease in net assets	(505,691,872)	(90,289,663)
Beginning of year	1,338,331,505	1,428,621,168
End of year	$ 832,639,633	$1,338,331,505
End of year accumulated net investment loss	$ (1,759,587)	$ (4,990,744)

See Notes to Financial Statements.

24 ANNUAL REPORT JUNE 30, 2009

Statements of Changes in Net Assets BlackRock International Value Fund

	Year Ended June 30,
Increase (Decrease) in Net Assets:	2009	2008
Operations
Net investment income	$ 19,665,396	$ 29,198,544
Net realized gain (loss)	(522,400,187)	119,949,094
Net change in unrealized appreciation/depreciation	(8,726,652)	(397,575,345)
Net decrease in net assets resulting from operations	(511,461,443)	(248,427,707)

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(15,053,273)	(24,308,269)
Investor A	(4,589,545)	(6,530,767)
Investor B	(505,351)	(1,130,214)
Investor C	(2,421,079)	(4,445,860)
Class R	(966,676)	(1,218,803)
Net realized gain:
Institutional	(8,534,436)	(144,017,293)
Investor A	(2,831,575)	(45,810,501)
Investor B	(515,717)	(10,160,625)
Investor C	(2,323,398)	(38,928,559)
Class R	(659,425)	(9,071,016)
Decrease in net assets resulting from dividends and distributions to shareholders	(38,400,475)	(285,621,907)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(260,550,944)	130,155,557

Redemption Fee
Redemption fee	49,880	16,463

Net Assets
Total decrease in net assets	(810,362,982)	(403,877,594)
Beginning of year	1,724,039,696	2,127,917,290
End of year	$ 913,676,714	$1,724,039,696
End of year undistributed net investment income	$ 22,483,345	$ 19,526,662

See Notes to Financial Statements.

ANNUAL REPORT JUNE 30, 2009 25

Financial Highlights BlackRock EuroFund

			Institutional
		November 1,
	Year Ended	2007 to
	June 30,	June 30,		Year Ended October 31,
	2009	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$18.07	$25.59	$23.02	$17.54	$15.25	$13.01
Net investment income[1]	0.33	0.43	0.46	0.55	0.36	0.21
Net realized and unrealized gain (loss)	(6.63)	(3.61)	4.56	5.32	2.15	2.27
Net increase (decrease) from investment operations	(6.30)	(3.18)	5.02	5.87	2.51	2.48
Dividends and distributions from:
Net investment income	(0.40)	(0.55)	(0.72)	(0.39)	(0.22)	(0.24)
Net realized gain	(0.72)	(3.79)	(1.74)	—	—	—
Total dividends and distributions	(1.12)	(4.34)	(2.46)	(0.39)	(0.22)	(0.24)
Redemption fee	0.00[2]	0.00[2]	0.01	0.00[2]	0.00[2]	0.00[2]
Net asset value, end of period	$10.65	$18.07	$25.59	$23.02	$17.54	$15.25

Total Investment Return[3]
Based on net asset value	(34.12)%[4]	(13.97)%[5]	24.46%	34.03%[6]	16.52%	19.26%

Ratios to Average Net Assets
Total expenses	1.11%	1.03%[7]	1.01%	0.99%	0.99%	1.05%
Total expenses after fees waived	1.11%	1.03%[7]	1.01%	0.99%	0.99%	1.05%
Net investment income	2.83%	3.23%[7]	2.01%	2.68%	2.09%	1.50%

Supplemental Data
Net assets, end of period (000)	$133,540	$274,010	$361,175	$330,849	$261,358	$252,580
Portfolio turnover	124%	30%	63%	76%	72%	78%
[1] Based on average shares outstanding.
[2] Amount is less than $0.01 per share.
[3] Total investment returns exclude the effects of any sales charges.
[4] Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.
[5] Aggregate total investment return.
6 A portion of total investment return consisted of a payment by the previous investment advisor in order to resolve a regulatory issue relating to an investment, which increased the return by 0.21%.
[7] Annualized.

See Notes to Financial Statements.

26 ANNUAL REPORT JUNE 30, 2009

Financial Highlights (continued) BlackRock EuroFund

			Investor A
		Period,
	Year Ended	November 1,
	June 30,	2007 to		Year Ended October 31,
	2009	June 30, 2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$17.78	$25.24	$22.72	$17.33	$15.07	$12.86
Net investment income[1]	0.30	0.40	0.44	0.50	0.31	0.18
Net realized and unrealized gain (loss)	(6.52)	(3.56)	4.48	5.24	2.12	2.24
Net increase (decrease) from investment operations	(6.22)	(3.16)	4.92	5.74	2.43	2.42
Dividends and distributions from:
Net investment income	(0.37)	(0.51)	(0.67)	(0.35)	(0.17)	(0.21)
Net realized gain	(0.72)	(3.79)	(1.74)	—	—	—
Total dividends and distributions	(1.09)	(4.30)	(2.41)	(0.35)	(0.17)	(0.21)
Redemption fee	0.00[2]	0.00[2]	0.01	0.00[2]	0.00[2]	0.00[2]
Net asset value, end of period	$10.47	$17.78	$25.24	$22.72	$17.33	$15.07

Total Investment Return[3]
Based on net asset value	(34.21)%[4]	(14.09)%[5]	24.29%	33.64%[6]	16.20%	18.98%

Ratios to Average Net Assets
Total expenses	1.30%	1.21%[7]	1.20%	1.24%	1.24%	1.30%
Total expenses after fees waived	1.30%	1.21%[7]	1.20%	1.24%	1.24%	1.30%
Net investment income	2.68%	3.07%[7]	1.92%	2.49%	1.84%	1.24%

Supplemental Data
Net assets, end of period (000)	$219,697	$427,206	$550,341	$453,104	$312,606	$296,757
Portfolio turnover	124%	30%	63%	76%	72%	78%
[1] Based on average shares outstanding.
[2] Amount is less than $0.01 per share.
[3] Total investment returns exclude the effects of sales charges.
[4] Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.
[5] Aggregate total investment return.
6 A portion of total investment return consisted of a payment by the previous investment advisor in order to resolve a regulatory issue relating to an investment, which increased the return by 0.21%.
[7] Annualized.

See Notes to Financial Statements.

ANNUAL REPORT JUNE 30, 2009 27

Financial Highlights (continued) BlackRock EuroFund

		Period,
	Year Ended	November 1,
	June 30,	2007 to		Year Ended October 31,
	2009	June 30, 2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$14.70	$21.49	$19.59	$14.99	$13.08	$11.18
Net investment income[1]	0.11	0.19	0.17	0.30	0.16	0.03
Net realized and unrealized gain (loss)	(5.35)	(2.94)	3.86	4.54	1.84	1.99
Net increase (decrease) from investment operations	(5.24)	(2.75)	4.03	4.84	2.00	2.02
Dividends and distributions from:
Net investment income	(0.17)	(0.25)	(0.40)	(0.24)	(0.09)	(0.12)
Net realized gain	(0.72)	(3.79)	(1.74)	—	—	—
Total dividends and distributions	(0.89)	(4.04)	(2.14)	(0.24)	(0.09)	(0.12)
Redemption fee	0.00[2]	0.00[2]	0.01	0.00[2]	0.00[2]	0.00[2]
Net asset value, end of period	$8.57	$14.70	$21.49	$19.59	$14.99	$13.08

Total Investment Return[3]
Based on net asset value	(34.98)%[4]	(14.61)%[5]	23.12%	32.63%[6]	15.28%	18.14%

Ratios to Average Net Assets
Total expenses	2.47%	2.10%[7]	2.12%	2.01%	2.01%	2.09%
Total expenses after fees waived	2.47%	2.10%[7]	2.12%	2.01%	2.01%	2.09%
Net investment income	1.11%	1.77%[7]	0.98%	1.73%	1.06%	0.23%

Supplemental Data
Net assets, end of period (000)	$5,013	$19,943	$42,829	$62,273	$103,836	$132,725
Portfolio turnover	124%	30%	63%	76%	72%	78%
[1] Based on average shares outstanding.
[2] Amount is less than $0.01 per share.
[3] Total investment returns exclude the effects of sales charges.
[4] Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.
[5] Aggregate total investment return.
6 A portion of total investment return consisted of a payment by the previous investment advisor in order to resolve a regulatory issue relating to an investment, which increased the return by 0.21%.
[7] Annualized.

See Notes to Financial Statements.

28 ANNUAL REPORT JUNE 30, 2009

Financial Highlights (continued) BlackRock EuroFund

			Investor C
		Period,
	Year Ended	November 1,
	June 30,	2007 to		Year Ended October 31,
	2009	June 30, 2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$13.67	$20.42	$18.86	$14.47	$12.64	$10.83
Net investment income[1]	0.15	0.22	0.21	0.29	0.15	0.02
Net realized and unrealized gain (loss)	(5.02)	(2.79)	3.63	4.36	1.78	1.92
Net increase (decrease) from investment operations	(4.87)	(2.57)	3.84	4.65	1.93	1.94
Dividends and distributions from:
Net investment income	(0.27)	(0.39)	(0.55)	(0.26)	(0.10)	(0.13)
Net realized gain	(0.72)	(3.79)	(1.74)	—	—	—
Total dividends and distributions	(0.99)	(4.18)	(2.29)	(0.26)	(0.10)	(0.13)
Redemption fee	0.00[2]	0.00[2]	0.01	0.00[2]	0.00[2]	0.00[2]
Net asset value, end of period	$7.81	$13.67	$20.42	$18.86	$14.47	$12.64

Total Investment Return[3]
Based on net asset value	(34.75)%[4]	(14.57)%[5]	23.26%	32.57%[6]	15.33%	18.06%

Ratios to Average Net Assets
Total expenses	2.15%	2.01%[7]	2.00%	2.01%	2.02%	2.08%
Total expenses after fees waived	2.15%	2.01%[7]	2.00%	2.01%	2.02%	2.08%
Net investment income	1.73%	2.21%[7]	1.11%	1.71%	1.05%	0.20%

Supplemental Data
Net assets, end of period (000)	$25,504	$56,909	$79,355	$60,160	$44,881	$44,166
Portfolio turnover	124%	30%	63%	76%	72%	78%
[1] Based on average shares outstanding.
[2] Amount is less than $0.01 per share.
[3] Total investment returns exclude the effects of sales charges.
[4] Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.
[5] Aggregate total investment return.
6 A portion of total investment return consisted of a payment by the previous investment advisor in order to resolve a regulatory issue relating to an investment, which increased the return by 0.21%.
[7] Annualized.

See Notes to Financial Statements.

ANNUAL REPORT JUNE 30, 2009 29

Financial Highlights (concluded) BlackRock EuroFund

			Class R
		November 1,
	Year Ended	2007 to
	June 30,	June 30,		Year Ended October 31,
	2009	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$14.50	$21.45	$19.74	$15.14	$13.23	$11.32
Net investment income[1]	0.20	0.29	0.29	0.41	0.18	0.33
Net realized and unrealized gain (loss)	(5.36)	(2.97)	3.80	4.55	1.93	1.82
Net increase (decrease) from investment operations	(5.16)	(2.68)	4.09	4.96	2.11	2.15
Dividends and distributions from:
Net investment income	(0.33)	(0.48)	(0.65)	(0.36)	(0.20)	(0.24)
Net realized gain	(0.72)	(3.79)	(1.74)	—	—	—
Total dividends and distributions	(1.05)	(4.27)	(2.39)	(0.36)	(0.20)	(0.24)
Redemption fee	0.00[2]	0.00[2]	0.01	0.00[2]	0.00[2]	0.00[2]
Net asset value, end of period	$8.29	$14.50	$21.45	$19.74	$15.14	$13.23

Total Investment Return
Based on net asset value	(34.73)%[3]	(14.39)%[4]	23.60%	33.36%[5]	16.01%	19.22%

Ratios to Average Net Assets
Total expenses	2.02%	1.72%[6]	1.71%	1.49%	1.48%	1.35%
Total expenses after fees waived	2.02%	1.72%[6]	1.71%	1.49%	1.48%	1.35%
Net investment income	2.29%	2.73%[6]	1.48%	2.30%	1.10%	2.51%

Supplemental Data
Net assets, end of period (000)	$2,713	$3,840	$4,509	$1,948	$823	$104
Portfolio turnover	124%	30%	63%	76%	72%	78%
[1] Based on average shares outstanding.
[2] Amount is less than $0.01 per share.
[3] Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.
[4] Aggregate total investment return.
5 A portion of total investment return consisted of a payment by the previous investment advisor in order to resolve a regulatory issue relating to an investment, which increased the return by 0.21%.
[6] Annualized.

See Notes to Financial Statements.

30 ANNUAL REPORT JUNE 30, 2009

Financial Highlights BlackRock Global SmallCap Fund, Inc.

		Institutional						Investor A
		Year Ended June 30,					Year Ended June 30,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$24.45	$29.24	$ 25.77	$23.62	$20.77	$ 24.10	$ 28.85	$25.50	$23.39	$ 20.59
Net investment income[1]	0.11	0.12	0.11	0.08	0.14	0.06	0.05	0.04	0.02	0.09
Net realized and unrealized gain (loss)[2]	(6.59)	(0.30)	6.37	3.79	2.79	(6.50)	(0.30)	6.29	3.75	2.77
Net increase (decrease) from investment operations	(6.48)	(0.18)	6.48	3.87	2.93	(6.44)	(0.25)	6.33	3.77	2.86
Dividends and distributions from:
Net investment income	(0.04)	(0.32)	—	(0.03)	(0.08)	(0.01)	(0.25)	—	—	(0.06)
Net realized gain	(1.76)	(4.29)	(3.01)	(1.69)	—	(1.76)	(4.25)	(2.98)	(1.66)	—
Total dividends and distributions	(1.80)	(4.61)	(3.01)	(1.72)	(0.08)	(1.77)	(4.50)	(2.98)	(1.66)	(0.06)
Net asset value, end of year	$16.17	$24.45	$ 29.24	$25.77	$23.62	$ 15.89	$ 24.10	$28.85	$25.50	$ 23.39

Total Investment Return[3]
Based on net asset value	(27.75)%[4]	(1.08)%	28.15%	16.80%	14.23%	(27.99)%[4]	(1.36)%	27.78%	16.51%	13.96%

Ratios to Average Net Assets
Total expenses	1.20%	1.12%	1.15%	1.22%	1.17%	1.50%	1.40%	1.42%	1.46%	1.42%
Total expenses after fees waived	1.20%	1.12%	1.15%	1.22%	1.17%	1.50%	1.40%	1.42%	1.46%	1.42%
Net investment income	0.65%	0.46%	0.42%	0.31%	0.63%	0.36%	0.19%	0.15%	0.09%	0.39%

Supplemental Data
Net assets, end of year (000)	$250,720	$399,802	$411,767	$352,779	$426,718	$226,362	$330,282	$334,022	$282,971	$218,687
Portfolio turnover	114%	97%	95%	96%	97%	114%	97%	95%	96%	97%
[1] Based on average shares outstanding.
[2] Includes a redemption fee, which is less than $0.01 per share.
[3] Total investment returns exclude the effects of any sales charges.
[4] Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.

See Notes to Financial Statements.

ANNUAL REPORT JUNE 30, 2009 31

Financial Highlights (continued) BlackRock Global SmallCap Fund, Inc.

			Investor B					Investor C
		Year Ended June 30,					Year Ended June 30,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$23.13	$27.71	$ 24.67	$22.76	$20.12	$ 22.50	$27.15	$24.25	$22.40	$ 19.81
Net investment loss[1]	(0.09)	(0.17)	(0.16)	(0.18)	(0.09)	(0.08)	(0.16)	(0.16)	(0.17)	(0.08)
Net realized and unrealized gain (loss)[2]	(6.23)	(0.27)	6.06	3.65	2.73	(6.05)	(0.28)	5.94	3.59	2.67
Net increase (decrease) from investment operations	(6.32)	(0.44)	5.90	3.47	2.64	(6.13)	(0.44)	5.78	3.42	2.59
Dividends and distributions from:
Net investment income	—	—	—	—	—	—	(0.06)	—	—	(0.00)[3]
Net realized gain	(1.69)	(4.14)	(2.86)	(1.56)	—	(1.69)	(4.15)	(2.88)	(1.57)	—
Total dividends and distributions	(1.69)	(4.14)	(2.86)	(1.56)	—	(1.69)	(4.21)	(2.88)	(1.57)	(0.00)[3]
Net asset value, end of year	$15.12	$23.13	$ 27.71	$24.67	$22.76	$ 14.68	$22.50	$27.15	$24.25	$ 22.40

Total Investment Return[4]
Based on net asset value	(28.62)%[5]	(2.14)%	26.79%	15.60%	13.12%	(28.58)%[5]	(2.19)%	26.79%	15.62%	13.08%

Ratios to Average Net Assets
Total expenses	2.37%	2.21%	2.21%	2.24%	2.21%	2.35%	2.21%	2.21%	2.25%	2.21%
Total expenses after fees waived	2.37%	2.21%	2.21%	2.24%	2.21%	2.35%	2.21%	2.21%	2.25%	2.21%
Net investment loss	(0.56)%	(0.68)%	(0.66)%	(0.72)%	(0.40)%	(0.51)%	(0.64)%	(0.63)%	(0.69)%	(0.40)%

Supplemental Data
Net assets, end of year (000)	$ 40,600	$ 91,693	$130,954	$142,522	$152,598	$281,387	$470,280	$518,216	$418,363	$331,059
Portfolio turnover	114%	97%	95%	96%	97%	114%	97%	95%	96%	97%
[1] Based on average shares outstanding.
[2] Includes a redemption fee, which is less than $0.01 per share.
[3] Amount is less than $(0.01) per share.
[4] Total investment returns exclude the effects of sales charges.
[5] Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.

See Notes to Financial Statements.

32 ANNUAL REPORT JUNE 30, 2009

Financial Highlights (concluded) BlackRock Global SmallCap Fund, Inc.

			Class R
			Year Ended June 30,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$23.18	$27.94	$24.83	$22.85	$20.16
Net investment income (loss)[1]	(0.02)	(0.05)	(0.04)	(0.03)	0.04
Net realized and unrealized gain (loss)[2]	(6.25)	(0.30)	6.10	3.65	2.70[2]
Net increase (decrease) from investment operations	(6.27)	(0.35)	6.06	3.62	2.74
Dividends and distributions from:
Net investment income	—	(0.20)	—	—	(0.05)
Net realized gain	(1.73)	(4.21)	(2.95)	(1.64)	—
Total dividends and distributions	(1.73)	(4.41)	(2.95)	(1.64)	(0.05)
Net asset value, end of year	$15.18	$23.18	$27.94	$24.83	$22.85

Total Investment Return
Based on net asset value	(28.37)%[3]	(1.77)%	27.42%	16.22%	13.67%

Ratios to Average Net Assets
Total expenses	2.00%	1.81%	1.73%	1.71%	1.65%
Total expenses after fees waived	2.00%	1.81%	1.73%	1.71%	1.65%
Net investment income (loss)	(0.13)%	(0.20)%	(0.15)%	(0.11)%	0.19%

Supplemental Data
Net assets, end of year (000)	$33,571	$46,275	$33,662	$23,568	$12,212
Portfolio turnover	114%	97%	95%	96%	97%
[1] Based on average shares outstanding.
[2] Includes a redemption fee, which is less than $0.01 per share.
[3] Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.

See Notes to Financial Statements.

ANNUAL REPORT JUNE 30, 2009 33

Financial Highlights BlackRock International Value Fund

			Institutional					Investor A
		Year Ended June 30,						Year Ended June 30,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$26.00	$34.48	$30.55	$26.41	$23.54	$25.89	$34.33	$30.44	$26.33	$23.48
Net investment income[1]	0.41	0.55	0.71	0.56	0.52	0.36	0.46	0.62	0.49	0.50
Net realized and unrealized
gain (loss)[2]	(8.32)	(4.30)	6.10	6.19	2.83	(8.30)	(4.28)	6.08	6.16	2.77
Net increase (decrease) from
investment operations	(7.91)	(3.75)	6.81	6.75	3.35	(7.94)	(3.82)	6.70	6.65	3.27
Dividends and distributions from:
Net investment income	(0.40)	(0.68)	(0.90)	(0.62)	(0.48)	(0.37)	(0.59)	(0.83)	(0.55)	(0.42)
Net realized gain	(0.23)	(4.05)	(1.98)	(1.99)	—	(0.23)	(4.03)	(1.98)	(1.99)	—
Total dividends and distributions	(0.63)	(4.73)	(2.88)	(2.61)	(0.48)	(0.60)	(4.62)	(2.81)	(2.54)	(0.42)
Net asset value, end of year	$17.46	$26.00	$34.48	$30.55	$26.41	$17.35	$25.89	$34.33	$30.44	$26.33

Total Investment Return[3]
Based on net asset value	(30.81)%[4]	(12.23)%	24.20%	27.18%[5]	14.59%	(31.06)%[4]	(12.47)%	23.84%	26.84%[5]	14.29%

Ratios to Average Net Assets
Total expenses	1.08%	1.04%	1.01%	1.02%	1.08%	1.43%	1.34%	1.30%	1.27%	1.33%
Total expenses after fees waived	1.08%	1.04%	1.01%	1.02%	1.08%	1.43%	1.34%	1.30%	1.27%	1.33%
Net investment income	2.24%	1.86%	2.27%	1.97%	2.07%	2.04%	1.55%	1.98%	1.75%	1.94%

Supplemental Data
Net assets, end of year (000)	$462,171	$1,007,433	$1,253,724 $	961,207	$800,990	$215,337	$320,764	$390,547	$320,926	$254,207
Portfolio turnover	187%	122%	65%	81%	70%	187%	122%	65%	81%	70%
[1] Based on average shares outstanding.
[2] Includes a redemption fee, which is less than $0.01 per share.
[3] Total investment returns exclude the effect of any sales charges.
[4] Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.
5 A portion of total investment return consists of payments by the previous investment advisor in order to resolve a regulatory issue relating to an investment, which increased the return of the Fund’s Institutional and Investor A Shares by 0.21% and 0.17%, respectively.

See Notes to Financial Statements.

34 ANNUAL REPORT JUNE 30, 2009

Financial Highlights (continued) BlackRock International Value Fund

			Investor B					Investor C
		Year Ended June 30,					Year Ended June 30,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$25.28	$33.60	$29.88	$25.94	$23.24	$ 24.94	$ 33.24	$29.59	$25.72	$ 23.09
Net investment income[1]	0.13	0.14	0.34	0.26	0.32	0.14	0.16	0.35	0.28	0.37
Net realized and unrealized gain (loss)[2]	(8.12)	(4.16)	5.96	6.07	2.74	(8.01)	(4.13)	5.90	5.99	2.65
Net increase (decrease) from investment
operations	(7.99)	(4.02)	6.30	6.33	3.06	(7.87)	(3.97)	6.25	6.27	3.02
Dividends and distributions from:
Net investment income	(0.22)	(0.43)	(0.60)	(0.40)	(0.36)	(0.24)	(0.45)	(0.62)	(0.41)	(0.39)
Net realized gain	(0.23)	(3.87)	(1.98)	(1.99)	—	(0.23)	(3.88)	(1.98)	(1.99)	—
Total dividends and distributions	(0.45)	(4.30)	(2.58)	(2.39)	(0.36)	(0.47)	(4.33)	(2.60)	(2.40)	(0.39)
Net asset value, end of year	$16.84	$25.28	$33.60	$29.88	$25.94	$ 16.60	$ 24.94	$33.24	$29.59	$ 25.72

Total Investment Return[3]
Based on net asset value	(31.91)%[4]	(13.31)%	22.78%	25.84%[5]	13.45%	(31.89)%[4]	(13.32)%	22.82%	25.86%[5]	13.41%

Ratios to Average Net Assets
Total expenses	2.61%	2.30%	2.15%	2.06%	2.12%	2.60%	2.31%	2.15%	2.06%	2.12%
Total expenses after fees waived	2.61%	2.30%	2.15%	2.06%	2.12%	2.60%	2.31%	2.15%	2.06%	2.12%
Net investment income	0.74%	0.47%	1.11%	0.95%	1.27%	0.83%	0.55%	1.15%	1.01%	1.45%

Supplemental Data
Net assets, end of year (000)	$ 31,261	$ 61,007	$ 90,447	$ 79,165	$ 62,261	$159,516	$262,573	$332,940	$244,931	$164,317
Portfolio turnover	187%	122%	65%	81%	70%	187%	122%	65%	81%	70%
[1] Based on average shares outstanding.
[2] Includes a redemption fee, which is less than $0.01 per share.
[3] Total investment returns exclude the effect of sales charges.
[4] Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.
5 A portion of total investment return consists of payments by the previous investment advisor in order to resolve a regulatory issue relating to an investment, which increased the return of the Fund’s Investor B and Investor C Shares by 0.21% and 0.17%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT JUNE 30, 2009 35

Financial Highlights (concluded) BlackRock International Value Fund

			Year Ended June 30,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$25.61	$34.06	$30.24	$26.19	$23.39
Net investment income[1]	0.28	0.39	0.55	0.50	0.50
Net realized and unrealized gain (loss)[2]	(8.22)	(4.27)	6.02	6.04	2.70
Net increase (decrease) from investment operations	(7.94)	(3.88)	6.57	6.54	3.20
Dividends and distributions from:
Net investment income	(0.33)	(0.57)	(0.77)	(0.50)	(0.40)
Net realized gain	(0.23)	(4.00)	(1.98)	(1.99)	—
Total dividends and distributions	(0.56)	(4.57)	(2.75)	(2.49)	(0.40)
Net asset value, end of year	$17.11	$25.61	$34.06	$30.24	$26.19

Total Investment Return
Based on net asset value	(31.36)%[3]	(12.76)%	23.53%	26.52%[4]	14.03%

Ratios to Average Net Assets
Total expenses	1.86%	1.65%	1.57%	1.52%	1.58%
Total expenses after fees waived	1.86%	1.65%	1.57%	1.52%	1.58%
Net investment income	1.58%	1.35%	1.78%	1.76%	1.96%

Supplemental Data
Net assets, end of year (000)	$45,391	$72,262	$60,258	$36,048	$16,951
Portfolio turnover	187%	122%	65%	81%	70%
[1] Based on average shares outstanding.
[2] Includes a redemption fee, which is less than $0.01 per share.
[3] Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.
4 A portion of total investment return consists of payments by the previous investment advisor in order to resolve a regulatory issue relating to an investment, which increased the return of the Fund’s Class R Shares by 0.16%.

See Notes to Financial Statements.

36 ANNUAL REPORT JUNE 30, 2009

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock EuroFund (“EuroFund”), BlackRock Global SmallCap Fund, Inc.
(“Global SmallCap”) and BlackRock International Value Fund (“International
Value”), a series of BlackRock International Value Trust (the “Trust”) (collec-
tively referred to as the “Funds” or individually as the “Fund”), are regis-
tered under the Investment Company Act of 1940, as amended (the “1940
Act”), as diversified, open-end management investment companies. The
EuroFund and the Trust are organized as Massachusetts business trusts and Global SmallCap is organized as a Maryland corporation. The Funds’
financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Boards of Trustees and the Board of Directors of the
Funds are referred to throughout this report as the “Board of Directors” or the “Board.” The Funds offer multiple classes of shares. Institutional Shares are sold only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement or similar plans. EuroFund’s Institutional 1 Shares were issued in connection with the Fund’s acquisition of The Europe Fund,
Inc. on November 6, 2006. Institutional 1 Shares generally were not avail-
able for purchase except for dividend and capital gain reinvestments for existing shareholders and automatically converted to Institutional Shares on May 7, 2007. All classes of shares have identical voting, dividend, liqui-
dation and other rights and the same terms and conditions, except that
Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor
C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to mat-
ters relating to its shareholder servicing and distribution expenditures
(except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation of Securities: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. Each Fund values its investments in Cash Sweep
Series and Money Market Series, each of BlackRock Liquidity Series, LLC at fair value, which is ordinarily based upon their pro-rata ownership in the net assets of the underlying fund.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade.
An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option.
Over-the-counter options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying securities.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by each Fund’s Board as reflecting fair value (“Fair Value Assets”).
When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Funds might rea-
sonably expect to receive from the current sale of that asset in an arm’s-
length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems rel-
evant. The pricing of all Fair Value Assets is subsequently reported to the
Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock
Exchange (“NYSE”). The values of such securities used in computing the net assets of the Funds are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the
NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Foreign currency exchange contracts and forward foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quo-
tations are not available.

Foreign Currency Transactions: Foreign currency amounts are translated into
United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) pur-
chases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Funds report foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

ANNUAL REPORT JUNE 30, 2009 37

Notes to Financial Statements (continued)

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission
(“SEC”) require that each Fund segregates assets in connection with cer-
tain investments (e.g., financial futures contracts, options, written options, or foreign currency exchange contracts), the Funds will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segre-
gated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each Fund may also be required to deliver or deposit securities as collateral for certain investments (e.g., financial futures contracts and written options). As part of these agree-
ments when the value of these investments achieves a previously agreed upon value (minimum transfer amount), each Fund may be required to deliver and/or receive additional collateral.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transac-
tions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are sub-
sequently recorded when the Funds have determined the ex-dividend date.
Interest income is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by each
Fund are recorded on the ex-dividend dates.

Securities Lending: The Funds may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds typically receive the income on the loaned securities but do not receive the income on the collateral. The Funds may invest the cash collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Funds may pay reasonable lending agent, administrative and custodial fees in connection with their loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Funds could experience delays and costs in gaining access to the collateral. The Funds also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.
Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statutes of limitations on the Funds’ US federal tax returns remain open for each of the four years ended June 30, 2009. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In June 2009, Statement of Financial
Accounting Standards No. 166, “Accounting for Transfers of Financial Assets
— an amendment of FASB Statement No. 140” (“FAS 166”), was issued.
FAS 166 is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows;
and a transferor’s continuing involvement, if any, in transferred financial assets. FAS 166 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of FAS 166 must be applied to transfers occurring on or after the effective date.
Additionally, the disclosure provisions of FAS 166 should be applied to transfers that occurred both before and after the effective date of FAS 166.
The impact of FAS 166 on the Fund’s financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to each Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of each Fund are allocated daily to each class based on its relative net assets.

2. Derivative Financial Instruments:

The Funds may engage in various portfolio investment strategies both to increase the returns of the Funds and to economically hedge, or protect, their exposure to interest rate movements and movements in the securi-
ties markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract. The Funds may mitigate these losses through master netting agreements included within an International Swap and Derivatives Association, Inc. (“ISDA”) Master
Agreement between the Funds and their counterparties. The ISDA allows the Funds to offset with their counterparties their derivative financial instruments’ payables and/or receivables with collateral held. To the extent amounts due to the Funds from their counterparty are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for addi-
tional information with respect to collateral practices.

The Funds are subject to equity risk and foreign currency exchange rate risk in the normal course of pursuing their investment objectives by investing in various derivative instruments, as described below.

38 ANNUAL REPORT JUNE 30, 2009

Notes to Financial Statements (continued)

Financial Futures Contracts: The Funds may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Funds as unrealized gains or losses. When the contract is closed, the
Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying assets. Financial futures transactions involve minimal counterparty risk since financial futures contracts are guaranteed against default by the exchange on which they trade.

Foreign Currency Exchange Contracts: The Funds may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio positions (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the foreign currency backing some of the investments held by the Funds. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss.
When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange con-
tracts involves the risk that counterparties may not meet the terms of the agreement and market risk of unanticipated movements in the value of a foreign currency relative to the US dollar. In the event of default by the counterparty to the transaction, the Funds’ maximum amount of loss, as either the buyer or seller, is the unrealized loss of the contract.

Options: The Funds may purchase and write call and put options to increase or decrease its exposure to underlying securities (equity risk).
When the Funds purchase a call option it may increase their exposure to the underlying security and when the Funds purchase a put option it may decrease their exposure to the underlying security. When the Funds write a call option it may decrease their exposure to the underlying security and when the Funds write a put option it may increase their exposure to the underlying security. A call option gives the purchaser of the option the right
(but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying posi-
tion at the exercise price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability) and an equivalent liability (asset). The amount of the asset
(liability) is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from
(or added to) the proceeds of the security sold. When an option expires
(or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the pre-
mium received or paid). When the Funds write a call option, such option is
“covered,” meaning that the Funds hold the underlying security subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Funds bear the market risk of an unfavorable change in the price of the underlying security or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds pur-
chasing a security at a price different from the current market value. The
Funds may execute transactions in both listed and over-the-counter options.
Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Trans-
actions in certain over-the-counter options may expose the Funds to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, the Funds’
maximum amount of loss is the premium paid (as purchaser) or the unre-
alized loss of the contract (as writer).

Derivatives Not Accounted for as Hedging Instruments Under Financial
Accounting Standards No. 133, “Accounting for Derivative Instruments
and Hedging Activities”:

EuroFund

Values of Derivatives as of June 30, 2009*

	Asset Derivatives	Liability Derivatives
	Balance	Balance
	Sheet	Sheet
	Location Value	Location	Value
	Unrealized	Unrealized
	appreciation	depreciation
	on foreign	on foreign
	currency	currency
Foreign currency	exchange	exchange
exchange contracts	contracts $2,814,971	contracts	$1,105,908
* For open derivative instruments as of June 30, 2009, see the Schedule of Invest-
ments, which is also indicative of activity for the year ended June 30, 2009.
The Effect of Derivative Instruments on the Statement of Operations
Year Ended June 30, 2009

Net Realized Gain From Derivatives Recognized in Income

Foreign Currency
Exchange Contracts
Foreign currency exchange contracts		$1,031,450

Net Change in Unrealized Appreciation on Derivatives Recognized in Income
Foreign Currency
Exchange Contracts
Foreign currency exchange contracts		$1,712,925

ANNUAL REPORT JUNE 30, 2009 39

Notes to Financial Statements (continued)

Global SmallCap

Values of Derivatives as of June 30, 2009*

	Asset Derivatives		Liability Derivatives

	Balance		Balance
	Sheet		Sheet
	Location	Value	Location	Value

	Unrealized		Unrealized
	appreciation		depreciation
	on foreign		on foreign
	currency		currency
Foreign currency	exchange		exchange
exchange contracts	contracts $ 14,937 contracts			$ 10,614

* For open derivative instruments as of June 30, 2009, see the Schedule of Invest-
ments, which is also indicative of activity for the year ended June 30, 2009.

The Effect of Derivative Instruments on the Statement of Operations
Year Ended June 30, 2009

Net Realized Gain (Loss) From Derivatives Recognized in Income

Foreign Currency
	Options Exchange Contracts			Total

Foreign currency
exchange contracts		—	$213,264	$ 213,264
Equity contracts	$ (249,837)		—	$ (249,837)
Total	$ (249,837)		$213,264	$ (36,573)

Net Change in Unrealized Appreciation on Derivatives Recognized in Income

Foreign Currency
	Options Exchange Contracts			Total

Foreign currency
exchange contracts		—	$16,867	$ 16,867
Equity contracts	$1,176,026		—	$1,176,026
Total	$1,176,026		$16,867	$1,192,893

International Value

Values of Derivatives as of June 30, 2009*

	Asset Derivatives		Liability Derivatives

	Balance		Balance
	Sheet		Sheet
	Location	Value	Location	Value

	Unrealized		Unrealized
	appreciation		depreciation
	on foreign		on foreign
	currency		currency
Foreign currency	exchange		exchange
exchange contracts	contracts $	897,040	contracts	$ 514,597
* For open derivative instruments as of June 30, 2009, see the Schedule of Invest-
ments, which is also indicative of activity for the year ended June 30, 2009.

The Effect of Derivative Instruments on the Statement of Operations
Year Ended June 30, 2009

Net Realized Gain (Loss) From Derivatives Recognized in Income

Foreign
	Financial		Currency
	Futures		Exchange
	Contracts		Contracts	Total

Foreign currency
exchange contracts		—	$9,299,424	$ 9,299,424
Equity contracts	$(4,011,419)		—	$(4,011,419)
Total	$(4,011,419)		$9,299,424	$ 5,288,005

Net Change in Unrealized Appreciation on Derivatives Recognized in Income

Foreign Currency
Exchange Contracts

Foreign currency exchange contracts				$1,087,224

3. Investment Advisory Agreements and Other Transactions
with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America
Corporation (“BAC”) are the largest stockholders of BlackRock, Inc.
(“BlackRock”). BAC became a stockholder of BlackRock following its acqui-
sition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009.
Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Funds under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s owner-
ship interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

Each Fund entered into an Investment Advisory Agreement with BlackRock
Advisors, LLC, (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of each Fund. For such services,
EuroFund and Global SmallCap pay the Manager a monthly fee at an annual rate of 0.75% and 0.85%, respectively, on an annual basis of the average daily value of each Fund’s net assets. International Value pays the Manager a monthly fee of 0.75%, on an annual basis, of the average daily value of the Fund’s net assets not exceeding $2 billion, 0.70% of the average daily value of the Fund’s net assets in excess of $2 billion but not exceeding $4 billion and 0.65% of the average daily value of the Fund’s net assets in excess of $4 billion.

The Manager has agreed to waive its advisory fee by the amount of invest-
ment advisory fees the Funds pay to the Manager indirectly through its investment in affiliated money market funds. The amount is shown as fees waived by advisor on the Statement of Operations.

The Manager, on behalf of EuroFund, has entered into separate sub-
advisory agreements with BlackRock Investment Management, LLC
(“BIM”) and BlackRock International Ltd. which replaced BlackRock Asset
Management U.K. Limited as the sub-advisor, all affiliates of the Manager, under which the Manager pays each sub-advisor for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Manager.

The Manager, on behalf of Global SmallCap, has entered into separate subadvisory agreements with BIM, under which the Manager pays the sub-
advisor for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Manager.

The Manager, on behalf of International Value, has entered into a separate sub-advisory agreement with BlackRock International Ltd. which replaced
BlackRock Investment Management International Limited as the sub-
advisor, each an affiliate of the Manager, under which the Manager pays

40 ANNUAL REPORT JUNE 30, 2009

Notes to Financial Statements (continued)

the sub-advisor for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Manager.

Effective October 1, 2008, the Funds entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BIL”), which replaced FAM Distributors, Inc. (“FAMD”) and BlackRock Distributors, Inc.
and its affiliates (“BDI”) (collectively, the “Distributor”) as the sole distribu-
tor of the Funds. FAMD is a wholly owned subsidiary of Merrill Lynch Group,
Inc. BIL and BDI are affiliates of BlackRock. The service and distribution fees did not change as a result of this transaction.

Pursuant to the Distribution Plans adopted by the Funds in accordance with Rule 12b-1 under the 1940 Act, each Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

	Service	Distribution
	Fee	Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with each Distributor, broker-dealers, including
Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a wholly owned subsidiary of Merrill Lynch, and the Distributor provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates the Distributor and each broker-dealer for providing shareholder servicing and/or distribution-related services to
Investor A, Investor B, Investor C and Class R shareholders.

For the year ended June 30, 2009, affiliates, including Merrill Lynch, from
July 1, 2008 to December 31, 2008, (after which Merrill Lynch was no longer considered an affiliate) earned underwriting discounts, direct com-
missions and dealer concessions on sales of the Funds’ Investor A Shares as follows:

		Investor A
		Shares
EuroFund		$4,363
Global SmallCap		$110,088
International Value		$49,431

For the year ended June 30, 2009, affiliates received contingent deferred sales charges relating to transactions in Investor B and Investor C Shares as follows:

	Investor B	Investor C
EuroFund	$9,305	$5,068
Global SmallCap	$74,577	$54,714
International Value	$27,380	$16,234

Furthermore, affiliates received contingent deferred sales charges relating to transactions subject to front-end sales charge waivers as follows:

Investor A
EuroFund	$2,643
Global SmallCap	$2,943
International Value	$1,965

In addition, for the year ended June 30, 2009, MLPF&S, from July 1, 2008 to December 31, 2008, (after which MLPF&S was no longer considered an affiliate) received commissions on the execution of portfolio transactions as follows:

Global SmallCap	$173,513
International Value	$1,741

Global SmallCap has received an exemptive order from the SEC permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund has retained BIM as the securities lending agent for a fee based on a share of the income from investment of cash collateral. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company man-
aged by the Manager or in registered money market funds advised by the
Manager or its affiliates. The share of income earned by the Fund on such investments is shown as securities lending — affiliated in the Statements of Operations. For the year ended June 30, 2009, BIM received from
Global SmallCap $120,685 in securities lending agent fees.

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the transfer agent and dividend disbursing agent. Each class of the Funds bear the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Funds are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the
Funds, 12b-1 fee calculation, check writing, anti-money laundering serv-
ices, and customer identification services.

Pursuant to written agreements, certain affiliates, including Merrill Lynch, from July 1, 2008 to December 31, 2008, (after which Merrill Lynch was no longer considered an affiliate) provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended June 30, 2009, in return for these serv-
ices, which are included in transfer agent in the Statement of Operations, the Funds paid fees as follows:

ANNUAL REPORT JUNE 30, 2009 41

Notes to Financial Statements (continued)

EuroFund			$ 401,894
Global SmallCap			$1,314,319
International Value			$1,815,795

The Funds may earn income on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Funds.
For the year ended June 30, 2009, the Funds earned the following, which are included in income — affiliated in the Statements of Operations:

EuroFund			$321
Global SmallCap			$473
International Value			$397

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to share-
holder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended June 30, 2009, the following amounts have been accrued by the Funds to reimburse the Manager for costs incurred running the call center, which are included in transfer agent fees in the
Statements of Operations.

		Global	International
	EuroFund	SmallCap	Value
Institutional	$ 8,317	$3,816	$11,033
Investor A	$10,317	$7,756	$ 6,081
Investor B	$ 1,128	$2,577	$ 1,371
Investor C	$ 1,542	$9,700	$ 4,568
Class R	$46	$ 540	$719

For the year ended June 30, 2009, each Fund reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations as follows:

			Accounting
			Services
EuroFund			$7,169
Global SmallCap			$ 16,144
International Value			$ 15,849

Certain officers and/or trustees of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Funds’ Chief Compliance Officer.

4. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2009 were as follows:

		Purchases	Sales
EuroFund		$ 572,474,228	$ 694,023,249
Global SmallCap		$ 925,426,868	$ 971,535,383
International Value		$1,923,978,518	$2,146,283,870

For Global SmallCap transactions in options written for the year ended
June 30, 2009 were as follows:

		Premiums
	Contracts	Received
Outstanding call options written, beginning
of period	2,805	$2,808,881
Options written	3,851	108,604
Options closed	(92)	(371,172)
Options expired	(3,851)	(108,604)
Options exercised	(2,713)	(2,437,709)
Outstanding call options written, end of period	—	—

5. Short-Term Borrowings:

Each Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired November 2008 and was subsequently renewed until November 2009. The Funds may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Funds may borrow up to the maximum amount allowable under each Fund’s current Prospectus and Statement of Additional Infor-
mation, subject to various other legal, regulatory or contractual limits. Each
Fund paid its pro rata share of a 0.02% upfront fee on the aggregate com-
mitment amount based on its net assets as of October 31, 2008. Each
Fund pays a commitment fee of 0.08% per annum based on each Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) in effect from time to time. The Funds did not borrow under the credit agreement during the year ended June 30, 2009.

6. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United
States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax report-
ing. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of June 30, 2009 attribu-
table to the classification of settlement proceeds, foreign currency transac-
tions, gains from the sale of stock of passive foreign investment companies, net operating losses, the expiration of capital loss carryforwards and the classification of income recognition from partnership interests were reclas-
sified to the following accounts:

		BlackRock	BlackRock
	BlackRock	Global	International
	EuroFund	SmallCap Fund	Value Fund
Paid-in capital	(4,079,201)	(3,171,112)	—
Undistributed (accumulated) net
investment income (loss)	(298,506)	3,409,081	6,827,211
Accumulated net realized loss	4,377,707	(237,969)	(6,827,211)

42 ANNUAL REPORT JUNE 30, 2009

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal year ended October
31, 2007, fiscal period ended June 30, 2008 and fiscal year ended June
2009 was as follows:

		BlackRock	BlackRock
	BlackRock	Global	International
	EuroFund	SmallCap Fund Value Fund
Ordinary Income	2009 $ 14,229,241 $ 2,933,937 $ 23,535,982
	2008 46,587,366	94,796,664	71,183,475
	2007 26,823,003	—
Long Term Capital Gains	2009 $ 27,837,270 $ 94,879,655 $ 14,864,493
	2008 132,085,261	131,799,584	214,438,432
	2007 70,869,341	—
Total Distributions	2009 $ 42,066,511 $ 97,813,592 $ 38,400,475
	2008 178,672,627	226,596,248	285,621,907
	2007 97,692,344	—

As of June 30, 2009 the tax components of accumulated net losses were as follows:

		BlackRock	BlackRock
	BlackRock	Global	International
	EuroFund	SmallCap Fund	Value Fund
Undistributed ordinary income	$ 13,576,051	-	$ 23,682,796
Capital loss carryforwards	(67,839,175)	$ (45,917,435)	(237,392,251)
Net unrealized losses*	(131,393,344)	(192,847,799)	(229,527,857)
Total	$(185,656,468)	$(238,765,234)	$(443,237,312)

* The differences between book-basis and tax-basis net unrealized losses are attribut able primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains/(losses) on certain foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, the deferral of post-October losses on investments in passive foreign investment companies for tax purposes and the tim ing and recognition of partnership income.

As of June 30, 2009, the Funds had capital loss carryforwards available offset future realized capital gains through the indicated expiration dates:

		BlackRock	BlackRock
	BlackRock	Global	International
Expires	EuroFund	SmallCap Fund	Value Fund
2010	—	—	$ 10,936,387
2017	$ 67,839,175	$ 45,917,435	226,455,864
Total	$ 67,839,175	$ 45,917,435	$237,392,251

7. Acquisition of The Europe Fund, Inc.

EuroFund

On November 6, 2006, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of The Europe Fund, Inc., pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 10,066,319 shares of common stock of The Europe
Fund, Inc. for 5,532,829 shares of common stock of the Fund. The Europe
Fund, Inc.’s net assets on that date of $113,021,126, including $152,626 of distributions in excess of net investment income, $141,914 of accumu-
lated net realized losses and $8,113,020 of net unrealized appreciation were combined with those of the Fund. The Fund’s aggregate net assets immediately after the acquisition amounted to $1,001,508,858.

8. Geographic, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market
(market risk) or failure of the issuer of a security to meet all of its obliga-
tions (credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctua-
tions. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’
exposure to credit and counterparty risks with respect to these financial assets approximates their value as recorded in the Funds’ Statements of
Assets and Liabilities.

EuroFund and International Value

The Funds invest from time to time a substantial amount of their assets in issuers located in a single country or a limited number of countries. When the Funds concentrate their investments in this manner, they assume the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Please see the
Schedules of Investments for concentrations in specific countries.

As of June 30, 2009, the Funds had the following industry classifications as a percent of long-term investments:

		Global International
Industry	EuroFund SmallCap		Value
Commercial Banks	19%	5%	15%
Oil, Gas & Consumable Fuels	13	4	8
Pharmaceuticals	9	3	7
Insurance	4	6	4
Wireless Telecommunication Services	4	—	5
Metals & Mining	3	3	8
Media	3	2	5
Semiconductors & Semiconductor Equipment	—	7	—
Software	—	6	—
Other*	45	64	48

* All other industries held were each less than 5% of long-term investments.

ANNUAL REPORT JUNE 30, 2009 43

Notes to Financial Statements (continued)

9. Capital Share Transactions:
Transactions in capital shares for each class were as follows:
		Year Ended	Period November 1, 2007			Year Ended
	June 30, 2009		to June 30, 2008		October 31, 2007
EuroFund	Shares	Amount	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,460,138	$16,161,353	1,124,949	$22,605,588	7,263,929	$ 168,689,472
Shares issued to shareholders in reinvestment
of dividends and distributions	1,293,422	12,259,844	2,580,306	51,297,021	1,537,937	31,589,732
Total issued	2,753,560	28,421,197	3,705,255	73,902,609	8,801,866	200,279,204
Shares redeemed	(5,379,100)	(64,289,598)	(2,653,936)	(51,428,242)	(9,064,709)	(204,000,880)
Net increase (decrease)	(2,625,540)	$(35,868,401)	1,051,319	$22,474,367	(262,843)	$(3,721,676)

					Period November 6, 2006[1]
					to May 7, 2007[2]
					Shares	Amount
Institutional 1
Shares sold					1,493	$43,112
Shares issued as a result of reorganization					5,532,829	113,021,126
Shares issued to shareholders in reinvestment of dividends and distributions					169	3,664
Total issued					5,534,491	113,067,902
Shares redeemed					(5,534,491)	(127,809,960)
Net decrease					—	$(14,742,058)
[1] Prior to November 6, 2006 (commencement of operations), the Fund issued 5 shares to BDI for $100.
2 On May 7, 2007, Institutional 1 Shares converted to Institutional Shares.
		Year Ended	Period November 1, 2007			Year Ended
	June 30, 2009		to June 30, 2008		October 31, 2007
	Shares	Amount	Shares	Amount	Shares	Amount
Investor A
Shares sold and automatic conversion of shares	1,197,790	$13,360,632	1,320,671	$25,449,638	3,006,721	$67,212,029
Shares issued to shareholders in reinvestment
of dividends and distributions	2,088,623	19,462,176	3,863,256	75,607,215	1,914,464	38,843,557
Total issued	3,286,413	32,822,808	5,183,927	101,056,853	4,921,185	106,055,586
Shares redeemed	(6,326,059)	(70,869,488)	(2,962,815)	(56,738,897)	(3,052,717)	(68,860,817)
Net increase (decrease)	(3,039,646)	$(38,046,680)	2,221,112	$44,317,956	1,868,468	$37,194,769

Investor B
Shares sold	82,038	$755,014	111,071	$1,852,769	436,237	$8,367,613
Shares issued to shareholders in reinvestment
of dividends and distributions	94,383	724,752	404,759	6,585,620	336,659	5,871,474
Total issued	176,421	1,479,766	515,830	8,438,389	772,896	14,239,087
Shares redeemed and automatic conversion of shares	(947,583)	(9,096,353)	(1,152,334)	(18,366,726)	(1,958,575)	(37,244,713)
Net decrease	(771,162)	$(7,616,587)	(636,504)	$(9,928,337)	(1,185,679)	$ (23,005,626)

Investor C
Shares sold	216,658	$1,873,508	350,622	$5,483,909	911,338	$16,922,267
Shares issued to shareholders in reinvestment
of dividends and distributions	432,215	3,021,002	929,042	14,047,301	383,571	6,348,265
Total issued	648,873	4,894,510	1,279,664	19,531,210	1,294,909	23,270,532
Shares redeemed	(1,543,650)	(13,823,844)	(1,004,344)	(14,785,963)	(598,396)	(11,062,232)
Net increase (decrease)	(894,777)	$(8,929,334)	275,320	$4,745,247	696,513	$12,208,300

Class R
Shares sold	169,661	$1,453,868	81,027	$1,267,243	156,930	$3,096,905
Shares issued to shareholders in reinvestment
of dividends and distributions	36,290	269,269	56,836	909,947	13,571	235,197
Total issued	205,951	1,723,137	137,863	2,177,190	170,501	3,332,102
Shares redeemed	(143,682)	(1,382,568)	(83,269)	(1,306,016)	(59,021)	(1,155,218)
Net increase	62,269	$340,569	54,594	$871,174	111,480	$2,176,884

44 ANNUAL REPORT JUNE 30, 2009

Notes to Financial Statements (continued)

	Year Ended		Year Ended
	June 30, 2009		June 30, 2008
Global SmallCap	Shares	Amount	Shares	Amount
Institutional
Shares sold	4,485,041	$72,524,824	4,731,841	$122,650,275
Shares issued to shareholders in reinvestment of dividends
and distributions	1,292,842	25,210,490	2,205,883	57,683,519
Total issued	5,777,883	97,735,314	6,937,724	180,333,794
Shares redeemed	(6,620,223)	(104,409,249)	(4,668,644)	(120,441,102)
Net increase (decrease)	(842,340)	$(6,673,935)	2,269,080	$59,892,692

Investor A
Shares sold and automatic conversion of shares	3,977,126	$63,620,067	3,864,190	$95,563,922
Shares issued to shareholders in reinvestment of dividends
and distributions	1,164,477	22,369,622	1,825,450	47,131,354
Total issued	5,141,603	85,989,689	5,689,640	142,695,276
Shares redeemed	(4,598,347)	(72,698,891)	(3,563,083)	(90,235,404)
Net increase	543,256	$13,290,798	2,126,557	$52,459,872

Investor B
Shares sold	298,014	$4,544,670	254,522	$6,310,737
Shares issued to shareholders in reinvestment of distributions	311,301	5,727,939	681,940	16,969,452
Total issued	609,315	10,272,609	936,462	23,280,189
Shares redeemed and automatic conversion of shares	(1,888,307)	(28,758,559)	(1,697,021)	(41,675,519)
Net decrease	(1,278,992)	$(18,485,950)	(760,559)	$(18,395,330)

Investor C
Shares sold	3,798,162	$55,245,824	3,694,837	$88,841,367
Shares issued to shareholders in reinvestment of dividends
and distributions	1,806,330	32,279,164	3,155,476	76,488,950
Total issued	5,604,492	87,524,988	6,850,313	165,330,317
Shares redeemed	(7,328,338)	(106,128,519)	(5,042,446)	(121,212,452)
Net increase (decrease)	(1,723,846)	$(18,603,531)	1,807,867	$44,117,865

Class R
Shares sold	1,004,661	$15,560,191	1,214,158	$30,518,717
Shares issued to shareholders in reinvestment of dividends
and distributions	195,376	3,600,783	263,876	6,568,394
Total issued	1,200,037	19,160,974	1,478,034	37,087,111
Shares redeemed	(985,343)	(14,497,265)	(686,550)	(16,827,806)
Net increase	214,694	$4,663,709	791,484	$20,259,305

ANNUAL REPORT JUNE 30, 2009 45

Notes to Financial Statements (concluded)

	Year Ended		Year Ended
	June 30, 2009		June 30, 2008
International Value	Shares	Amount	Shares	Amount
Institutional
Shares sold	5,816,862	$95,634,573	12,656,577	$ 358,348,801
Shares issued to shareholders in reinvestment of dividends
and distributions	936,953	19,345,513	5,510,169	164,120,647
Total issued	6,753,815	114,980,086	18,166,746	522,469,448
Shares redeemed	(19,026,770)	(354,195,904)	(15,787,157)	(460,665,669)
Net increase (decrease)	(12,272,955)	$(239,215,818)	2,379,589	$61,803,779

Investor A
Shares sold and automatic conversion of shares	3,434,693	$59,848,115	2,247,426	$65,894,583
Shares issued to shareholders in reinvestment of dividends
and distributions	344,649	7,089,290	1,683,305	49,935,359
Total issued	3,779,342	66,937,405	3,930,731	115,829,942
Shares redeemed	(3,756,287)	(63,233,969)	(2,916,214)	(87,067,956)
Net increase	23,055	$3,703,436	1,014,517	$28,761,986

Investor B
Shares sold	644,754	$10,792,856	862,525	$25,046,767
Shares issued to shareholders in reinvestment of dividends
and distributions	48,841	984,615	375,153	10,913,993
Total issued	693,595	11,777,471	1,237,678	35,960,760
Shares redeemed and automatic conversion of shares	(1,251,145)	(21,002,550)	(1,515,907)	(43,511,361)
Net decrease	(557,550)	$(9,225,079)	(278,229)	$(7,550,601)

Investor C
Shares sold	3,410,251	$55,856,558	3,112,700	$87,882,423
Shares issued to shareholders in reinvestment of dividends
and distributions	228,224	4,534,691	1,450,506	41,654,731
Total issued	3,638,475	60,391,249	4,563,206	129,537,154
Shares redeemed	(4,559,171)	(74,845,775)	(4,050,173)	(114,252,015)
Net increase (decrease)	(920,696)	$(14,454,526)	513,033	$15,285,139

Class R
Shares sold	1,348,323	$23,691,262	1,876,989	$55,186,340
Shares issued to shareholders in reinvestment of dividends
and distributions	79,855	1,625,856	347,664	10,213,924
Total issued	1,428,178	25,317,118	2,224,653	65,400,264
Shares redeemed	(1,596,470)	(26,676,075)	(1,172,529)	(33,545,010)
Net increase (decrease)	(168,292)	$(1,358,957)	1,052,124	$31,855,254

There is a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees are collected and retained by each Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital. There was a 2% redemption fee on redemptions of EuroFund’s Institutional 1 Shares made prior to May 7, 2007.

10. Subsequent Events:
Management has evaluated the impact of all subsequent events on the
Funds through August 26, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requir-
ing adjustment or disclosure in the financial statements.

46 ANNUAL REPORT JUNE 30, 2009

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors/Trustees
BlackRock EuroFund, BlackRock Global SmallCap Fund, Inc.
and BlackRock International Value Fund of BlackRock
International Value Trust (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Global SmallCap
Fund, Inc. and BlackRock International Value Fund, one of the Funds con-
stituting BlackRock International Value Trust, as of June 30, 2009, and the
related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for BlackRock Global SmallCap Fund, Inc. and for each of the three years in the period then ended for BlackRock International Value
Fund. We have also audited the accompanying statement of assets and lia-
bilities, including the schedule of investments, of BlackRock EuroFund as of
June 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, the period November 1, 2007 to June 30, 2008, and the year ended
October 31, 2007, and the financial highlights for the respective periods presented. These financial statements are the responsibility of the Funds’
management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial high-
lights of BlackRock International Value Fund for each of the two years in the period ended June 30, 2006 were audited by other auditors whose report, dated August 9, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, audits of their internal controls over financial report-
ing. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and signifi-
cant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the cus-
todian and brokers; where replies were not received from brokers, we per-
formed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
BlackRock Global SmallCap Fund, Inc. and BlackRock International Value
Fund of BlackRock International Value Trust as of June 30, 2009, the
results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for BlackRock Global SmallCap Fund, Inc. and for each of the three years in the period then ended for BlackRock International Value Fund, in con-
formity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and finan-
cial highlights referred to above present fairly, in all material respects, the financial position of BlackRock EuroFund as of June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for the year ended June 30, 2009, the period November 1, 2007 to June 30,
2008, and the year ended October 31, 2007, and the financial highlights for the respective periods presented, in conformity with accounting princi-
ples generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
August 26, 2009

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid during the fiscal year ended June 30, 2009:

			BlackRock	BlackRock
		BlackRock	Global SmallCap	International
	Payable Date	EuroFund	Fund, Inc.	Value Fund
Qualified Dividend Income for Individuals	9/19/2008	—†	100.00%†	100.00%††
	12/12/2008	100%†	—	—††
Dividends Qualifying for the Dividend Received Deduction for Corporations	9/19/2008	—†	27.17%†	—††
Foreign Source Income	9/19/2008	—†	—	100%††
	12/12/2008	100%†	—	—††
Foreign Taxes Paid Per Share	9/19/2008	—†	—	$0.065176††
	12/12/2008	$0.074520†	—	—††
Long-Term Capital Gain Per Share	9/19/2008	—†	$1.692526	$0.226034††
	12/12/2008	$0.719015†	—	—††
Short-Term Capital Gain Dividends for Non-U.S. Residents*	9/19/2008	—†	71.74%†	—††

† Expressed as a percentage of the ordinary income distributions
†† Expressed as a percentage of the ordinary income distribution grossed-up for foreign taxes.
The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources.
Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.
* Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

ANNUAL REPORT JUNE 30, 2009 47

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Trustees of BlackRock EuroFund (the “EuroFund”), the Board
of Directors of BlackRock Global SmallCap Fund, Inc. (the “Global
SmallCap Fund”) and the Board of Trustees of BlackRock International
Value Fund (the “International Value Fund”), a series of BlackRock
International Value Trust (the “Trust”), (collectively, the “Board,” and the members of which are referred to as “Board Members”) met on May 5,
2009 and June 4 – 5, 2009 to consider the approval of the funds’ invest-
ment advisory agreements (collectively, the “Advisory Agreements”) with
BlackRock Advisors, LLC (the “Manager”), each fund’s investment advisor.
The Board also considered the approval of the sub-advisory agreements
(collectively, the “Sub-Advisory Agreements”) between the Manager and each of (a) BlackRock Investment Management, LLC; and (b) BlackRock
International Limited (collectively, the “Sub-Advisors”) with respect to the funds. The Manager and the Sub-Advisors are referred to herein as
“BlackRock.” For simplicity, the EuroFund, the Global SmallCap Fund, the
International Value Fund and the Trust are referred to herein as the “Fund.”
The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of the Fund consisted of fifteen individuals, twelve of whom were not “interested persons” of the Fund as defined in the Investment
Company Act of 1940, as amended (the “1940 Act”) (the “Independent
Board Members”), at the time of the Board’s approval of the Agreements.
The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member.
The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a
Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the
Performance Oversight Committee and the Executive Committee, which each have one interested Board Member) and is chaired by Independent
Board Members.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continua-
tion of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative services, share-
holder services, oversight of fund accounting and custody, marketing serv-
ices and assistance in meeting legal and regulatory requirements.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any underperformance against its peers; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to the Fund’s investment objective, policies and restrictions, (e) the Fund’s compliance with its Code of
Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal con-
trols; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality;
(j) BlackRock’s implementation of the Fund’s valuation and liquidity proce-
dures; and (k) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the May 5, 2009 meeting, the Board requested and received materials specifically relating to the Agreements.
The Board is engaged in an ongoing process with BlackRock to continu-
ously review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the prof-
itability of the Agreements to BlackRock and a discussion of fall-out bene-
fits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Fund to BlackRock; (f) sales and redemp-
tion data regarding the Fund’s shares; and (g) an internal comparison of management fees classified by Lipper, if applicable.

At an in-person meeting held on May 5, 2009, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discus-
sions that occurred during the May 5, 2009 meeting, the Board presented
BlackRock with questions and requests for additional information and
BlackRock responded to these requests with additional written information in advance of the June 4 – 5, 2009 Board meeting.

At an in-person meeting held on June 4 – 5, 2009, the Fund’s Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and the

48 ANNUAL REPORT JUNE 30, 2009

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

Fund and the Sub-Advisory Agreements between the Manager and the
Sub-Advisors with respect to the Fund, each for a one-year term ending
June 30, 2010. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by
BlackRock and certain affiliates from the relationship with the Fund;
(d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to
BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the will-
ingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Board, including the
Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, and the performance of at least one relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to the
Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund.
BlackRock and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other per-
sonnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing;
(iii) overseeing and coordinating the activities of other service providers;
(iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements, and call cen-
ter services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board,
including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the May 5, 2009 meeting, the Board was provided with reports, independently prepared by
Lipper, which included a comprehensive analysis of the Fund’s perform-
ance. The Board also reviewed a narrative and statistical analysis of the
Lipper data that was prepared by BlackRock, which analyzed various fac-
tors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper cate-
gory. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that the EuroFund ranked in the first, first and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that the Global SmallCap Fund ranked in the first quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported.

The Board noted that the International Value Fund ranked in the second quartile against its Lipper Performance Universe for each of the one-, three-
and five-year periods reported.

C. Consideration of the Advisory Fees and the Cost of the Services
and Profits to be Realized by BlackRock and its Affiliates from their
Relationship with the Fund: The Board, including the Independent Board
Members, reviewed the Fund’s contractual advisory fee rates compared with the other funds in its Lipper category. It also compared the Fund’s

ANNUAL REPORT JUNE 30, 2009 49

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

total expenses, as well as actual management fees, to those of other com-
parable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s finan-
cial condition and profitability with respect to the services it provided the
Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and each fund the Board currently oversees for the year ended December 31, 2008 compared to aggregate profitability data provided for the year ended December 31, 2007. The Board reviewed
BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Board considered BlackRock’s operating mar-
gin in general compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. The comparison indicated that operating mar-
gins for BlackRock with respect to its registered funds are consistent with margins earned by similarly situated publicly traded competitors. In addi-
tion, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms, which concluded that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the
Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by
BlackRock and its affiliates. As part of its analysis, the Board reviewed
BlackRock’s methodology in allocating its costs to the management of the
Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment manage-
ment personnel to perform its obligations under the Agreements and to con-
tinue to provide the high quality of services that is expected by the Board.

The Board noted that the EuroFund’s contractual advisory fees, which do not take into account any expense reimbursements or fee waivers, were lower than or equal to the median contractual advisory fees paid by the
EuroFund’s Peers.

The Board noted that, although the Global SmallCap Fund’s contractual advisory fees, which do not take into account any expense reimburse-
ments or fee waivers, were above the median contractual advisory fees paid by the Global SmallCap Fund’s Peers, such fees were within 5%
of the median amount.

The Board noted that the International Value Fund’s contractual advisory fees, which do not take into account any expense reimbursements or fee waivers, were lower than or equal to the median contractual advisory fees paid by the International Value Fund’s Peers. The Board also noted that the
International Value Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the
International Value Fund increases, thereby allowing shareholders the potential to participate in economies of scale.

D. Economies of Scale: The Board, including the Independent Board
Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the assets of the Fund. The
Board considered that the funds in the BlackRock fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered
BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

E. Other Factors: The Board also took into account other ancillary or “fall-
out” benefits that BlackRock or its affiliates and significant shareholders may derive from its relationship with the Fund, both tangible and intangi-
ble, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affili-
ates as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar prac-
tices. The Board received reports from BlackRock which included informa-
tion on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the
Manager and the Fund for a one-year term ending June 30, 2010 and

50 ANNUAL REPORT JUNE 30, 2009

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

the Sub-Advisory Agreements between the Manager and Sub-Advisors with respect to the Fund for a one-year term ending June 30, 2010. Based upon its evaluation of all these factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the
Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-
important or controlling, but considered all factors together, and different
Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The con-
tractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and dis-
cussions between such Board Members (and predecessor Board Members)
and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ con-
clusions may be based in part on their consideration of these arrange-
ments in prior years.

ANNUAL REPORT JUNE 30, 2009 51

Officers and Directors

Number of
		Length of		BlackRock-
	Position(s)	Time		Advised Funds
Name, Address	Held with	Served as		and Portfolios	Public
and Year of Birth	Funds	a Director[2]	Principal Occupation(s) During Past Five Years	Overseen	Directorships

Non-Interested Directors[1]
Robert M. Hernandez	Chairman of the	Since	Director, Vice Chairman and Chief Financial Officer of USX Corporation	35 Funds	ACE Limited (insurance
40 East 52nd Street	Board, Director	2007	(energy and steel business) from 1991 to 2001.	101 Portfolios	company); Eastman Chemical
New York, NY 10022	and Member of				Company (chemical); RTI
1944	the Audit				International Metals, Inc.
	Committee				(metals); TYCO Electronics
(electronics)

Fred G. Weiss	Vice Chairman	Since	Managing Director, FGW Associates (consulting and investment	35 Funds	Watson
40 East 52nd Street	of the Board,	2007	company) since 1997; Director, Michael J. Fox Foundation for	101 Portfolios	Pharmaceutical Inc.
New York, NY 10022	Director and		Parkinson’s Research since 2000; Director of BTG International Plc
1941	Member of the		(a global technology commercialization company) from 2001
	Audit Committee		to 2007.

James H. Bodurtha	Director	Since	Director, The China Business Group, Inc. (consulting firm) since	35 Funds	None
40 East 52nd Street		2002	1996 and Executive Vice President thereof from 1996 to 2003;	101 Portfolios
New York, NY 10022			Chairman of the Board, Berkshire Holding Corporation since 1980.
1944
Bruce R. Bond	Director	Since	Trustee and Member of the Governance Committee, State Street	35 Funds	None
40 East 52nd Street		2007	Research Mutual Funds from 1997 to 2005; Board Member of	101 Portfolios
New York, NY 10022			Governance, Audit and Finance Committee, Avaya Inc. (computer
1946			equipment) from 2003 to 2007.
Donald W. Burton	Director	Since	Managing General Partner, The Burton Partnership, LP (an invest-	35 Funds	Knology, Inc. (telecommuni-
40 East 52nd Street		2007	ment partnership) since 1979; Managing General Partner, The South	101 Portfolios	cations); Capital Southwest
New York, NY 10022			Atlantic Venture Funds since 1983; Member of the Investment		(financial)
1944			Advisory Council of the Florida State Board of Administration
from 2001 to 2007.

Honorable	Director	Since	Partner and Head of International Practice, Covington and Burling	35 Funds	Alcatel-Lucent (telecommu-
Stuart E. Eizenstat		2007	(law firm) since 2001; International Advisory Board Member, The	101 Portfolios	nications); Global Specialty
40 East 52nd Street			Coca Cola Company since 2002; Advisory Board Member BT		Metallurgical (metallurgical
New York, NY 10022			Americas (telecommunications) since 2004; Member of the Board		industry); UPS Corporation
1943			of Directors, Chicago Climate Exchange (environmental) since 2006;		(delivery service)
Member of the International Advisory Board GML (energy)
since 2003.

Kenneth A. Froot	Director	Since	Professor, Harvard University since 1992.	35 Funds	None
40 East 52nd Street		2005		101 Portfolios
New York, NY 10022
1957
John F. O’Brien	Director	Since	Trustee, Woods Hole Oceanographic Institute since 2003; Director,	35 Funds	Cabot Corporation
40 East 52nd Street		2007	Allmerica Financial Corporation from 1995 to 2003; Director,	101 Portfolios	(chemicals); LKQ Corporation
New York, NY 10022			ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy		(auto parts manufacturing);
1943			solutions company) from 2006 to 2007.		TJX Companies, Inc.
(retailer)

Roberta Cooper Ramo	Director	Since	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm)	35 Funds	None
40 East 52nd Street		2002	since 1993; Chairman of the Board, Cooper’s Inc., (retail) since	101 Portfolios
New York, NY 10022			2000; Director of ECMC Group (service provider to students, schools
1942			and lenders) since 2001; President, The American Law Institute,
(non-profit) since 2008; President, American Bar Association from
1995 to 1996.

Jean Margo Reid	Director	Since	Self-employed consultant since 2001; Director and Secretary, SCB,	35 Funds	None
40 East 52nd Street		2004	Inc. (holding company) since 1998; Director and Secretary, SCB	101 Portfolios
New York, NY 10022			Partners, Inc. (holding company) since 2000; Director, Covenant
1945			House (non-profit) from 2001 to 2004.

52 ANNUAL REPORT JUNE 30, 2009

Officers and Directors (continued)

Number of
		Length of		BlackRock-
	Position(s)	Time		Advised Funds
Name, Address	Held with	Served as		and Portfolios	Public
and Year of Birth	Funds	a Director[2]	Principal Occupation(s) During Past Five Years	Overseen	Directorships

Non-Interested Directors[1] (concluded)

David H. Walsh	Director	Since	Director, National Museum of Wildlife Art since 2007; Director,	35 Funds	None
40 East 52nd Street		2007	Ruckleshaus Institute and Haub School of Natural Resources at	101 Portfolios
New York, NY 10022			the University of Wyoming from 2006 to 2008; Trustee, University of
1941			Wyoming Foundation since 2008; Director, The American Museum of
Fly Fishing since 1997; Director, The National Audubon Society from
1998 to 2005.

Richard R. West	Director	Since	Dean Emeritus, New York University’s Leonard N. Stern School of	35 Funds	Bowne & Co., Inc.
40 East 52nd Street	and Member	1986	Business Administration since 1995.	101 Portfolios	(financial printers);
New York, NY 10022	of the Audit				Vornado Realty Trust
1938	Committee				(real estate
company);
Alexander’s Inc.
(real estate
company)

[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Date shown is the earliest date a person has served as a director for any of the Funds covered by this annual report. Following the combination of
Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock
Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund’s board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows:
James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996;
John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; Jean Margo Reid, 2004; David H. Walsh, 2003; Fred G. Weiss, 1998; and Richard R. West, 1978.

Interested Directors[3]

Richard S. Davis	President[4]	Since	Managing Director, BlackRock, Inc. since 2005; Chief Executive	175 Funds	None
40 East 52nd Street	and	2007	Officer, State Street Research & Management Company from	285 Portfolios
New York, NY 10022	Director		2000 to 2005; Chairman of the Board of Trustees, State Street
1945			Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.

Laurence D. Fink	Director	Since	Chairman and Chief Executive Officer of BlackRock, Inc. since its	35 Funds	None
40 East 52nd Street		2007	formation in 1998 and of BlackRock, Inc.’s predecessor entities	101 Portfolios
New York, NY 10022			since 1988 and Chairman of the Executive and Management
1952			Committees; Managing Director, The First Boston Corporation, Member
of its Management Committee, Co-head of its Taxable Fixed Income
Division and Head of its Mortgage and Real Estate Products Group;
Chairman of the Board of several of BlackRock’s alternative invest-
ment vehicles; Director of several of BlackRock’s offshore funds;
Member of the Board of Trustees of New York University, Chair of the
Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on
Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees,
Chairman of the Development/Trustee Stewardship Committee and
Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.

Henry Gabbay	Director	Since	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director,	175 Funds	None
40 East 52nd Street		2007	BlackRock, Inc. from 1989 to 2007; Chief Administrative	285 Portfolios
New York, NY 10022			Officer, BlackRock Advisors, LLC from 1998 to 2007; President of
1947			BlackRock Funds and BlackRock Bond Allocation Target Shares from
2005 to 2007 and Treasurer of certain closed-end funds in the
BlackRock fund complex from 1989 to 2006.

[3] Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Funds based on their positions with
BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[4] Fund President of BlackRock EuroFund and BlackRock International Value Fund.

ANNUAL REPORT JUNE 30, 2009 53

Officers and Directors (concluded)

Position(s)
Name, Address	Held with	Length of
and Year of Birth	Funds	Time Served	Principal Occupation(s) During Past 5 Years
Fund Officers[1]
Donald C. Burke	President	Since	Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”)
40 East 52nd Street	and Chief	2007	and Fund Asset Management, L.P. (“FAM”) in 2006, First Vice President thereof from 1997 to 2005, Treasurer thereof
New York, NY 10022	Executive		from 1999 to 2006 and Vice President thereof from 1990 to 1997.
1960	Officer
Anne F. Ackerley	Vice	Since	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009;
40 East 52nd Street	President	2007	Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006; Head of BlackRock’s Mutual Fund Group
New York, NY 10022			from 2000 to 2006.
1962
Neal J. Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund
40 East 52nd Street	Financial	2007	Accounting and Administration at PNC Global Investment Servicement (U.S.) Inc. (formerly PFPC Inc.) from 1992
New York, NY 10022	Officer		to 2006.
1966
Jay M. Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch
40 East 52nd Street		2007	Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006;
New York, NY 10022			Director of MLIM Fund Services Group from 2001 to 2006.
1970
Brian P. Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel
40 East 52nd Street	Compliance	2007	of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004.
New York, NY 10022	Officer
1959
Howard B. Surloff	Secretary	Since	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General
40 East 52nd Street		2007	Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.
New York, NY 10022
1965
[1] Officers of the Funds serve at the pleasure of the Board of Directors.
[2] Fund President of BlackRock Global SmallCap Fund, Inc.
Further information about the Funds’ Officers and Directors is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor	Transfer Agent		Accounting Agent	Distributor	Legal Counsel	Independent Registered
BlackRock Advisors, LLC	PNC Global Investment		State Street Bank	BlackRock Investments, LLC	Willkie Farr & Gallagher LLP	Public Accounting Firm
Wilmington, DE 19809	Servicing (U.S.) Inc.		and Trust Company	New York, NY 10022	New York, NY 10019	Deloitte & Touche LLP
	Wilmington, DE 19809		Princeton, NJ 08540			Princeton, NJ 08540
Custodian
Brown Brothers Harriman & Co.
Boston, MA 02109
Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

Effective July 31, 2009, Donald C. Burke, President of BlackRock Global SmallCap Fund, Inc. and Chief Executive
Officer of the Funds retired. The Funds’ Board of Directors wishes Mr. Burke well in his retirement.
Effective August 1, 2009, Anne F. Ackerley became President of Global SmallCap Fund, Inc. and Chief Executive
Officer of the Funds, and Jeffrey Holland and Brian Schmidt became Vice Presidents of the Funds.
Effective August 1, 2009, Jean Margo Reid resigned as a Director of the Funds. The Board wishes Ms. Reid well in her future endeavors.

54 ANNUAL REPORT JUNE 30, 2009

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following informa-
tion is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applica-
tions, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including pro-
cedures relating to the proper storage and disposal of such information.

ANNUAL REPORT JUNE 30, 2009 55

Additional Information (continued)

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or
Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at
http://www.blackrock.com/edelivery

2) Click on the applicable link and follow the steps to sign up

3) Log into your account

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling toll-free (800) 441-7762;
(2) at www.blackrock.com; and (3) on the Securities and Exchange
Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds vote proxies relating to securities held in the Funds’ portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at
www.blackrock.com or by calling (800) 441-7762 and (2) on the
SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’
Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in
Washington, D.C. Information on the operation of the Public Reference
Room may be obtained by calling (202) 551-8090. The Funds’ Forms
N-Q may also be obtained upon request and without charge by calling
(800) 441-7762.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be com-
bined with those for other members of your household, please contact the
Funds at (800) 441-7762.

56 ANNUAL REPORT JUNE 30, 2009

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST to get informa-
tion about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have
$50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover,
Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ANNUAL REPORT JUNE 30, 2009 57

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global SmallCap Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*	BlackRock Science & Technology
BlackRock Capital Appreciation Portfolio	BlackRock International Fund	Opportunities Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Diversification Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock EuroFund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
BlackRock Focus Growth Fund	BlackRock International Value Fund	BlackRock Small Cap Index Fund
BlackRock Focus Value Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Value Equity Portfolio
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Plus Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Index Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Value Opportunities Fund
BlackRock Global Growth Fund

Fixed Income Funds

BlackRock Bond Portfolio	BlackRock Income Builder Portfolio†	BlackRock Short-Term Bond Fund
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Strategic Income Portfolio
BlackRock Enhanced Income Portfolio	BlackRock Intermediate Government	BlackRock Total Return Fund
BlackRock GNMA Portfolio	Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock Government Income Portfolio	BlackRock International Bond Portfolio	BlackRock World Income Fund
BlackRock High Income Fund	BlackRock Long Duration Bond Portfolio
BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Income Portfolio†	BlackRock Managed Income Portfolio

Municipal Bond Funds
BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

* See the prospectus for information on specific limitations on investments in the fund.
† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at
www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

58 ANNUAL REPORT JUNE 30, 2009

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’
current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquid-
ity and the possibility of substantial volatility due to adverse political, economic or other developments.

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable
(the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Richard R. West

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section
11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End

BlackRock Global	$35,700	$35,300	$0	$0	$13,903	$11,381	$1,028	$1,049
SmallCap Fund, Inc.
1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the
Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the
Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-
approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End

BlackRock Global SmallCap	$422,431	$417,430
Fund, Inc.

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated
Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule
30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities
Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company
Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Global SmallCap Fund, Inc.

By: /s/Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock Global SmallCap Fund, Inc.

Date: August 21, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company
Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Global SmallCap Fund, Inc.

Date: August 21, 2009

By: /s/Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Global SmallCap Fund, Inc.

Date: August 21, 2009